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                               John Hancock Funds
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                                  Institutional

                                  Series Trust


                           INDEPENDENCE BALANCED FUND
                           INDEPENDENCE GROWTH FUND
                           INDEPENDENCE MEDIUM CAPITALIZATION FUND
                           INDEPENDENCE VALUE FUND
                           INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II


                               SEMI-ANNUAL REPORT


                                 August 31, 1996

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                               Table of Contents

                                                                            Page

1) Chairman's Message......................................................    3

2) Portfolio Manager Commentary

     These commentaries reflect the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.
     John Hancock Independence Balanced Fund...............................    4
     John Hancock Independence Growth Fund.................................    8
     John Hancock Independence Medium Capitalization Fund..................   12
     John Hancock Independence Value Fund .................................   16
     John Hancock Independence Diversified Core Equity Fund II ............   20

3) Financial Statements....................................................   24

4) Notes To Financial Statements...........................................   51

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               THOMAS W.L. CAMERON
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN NORMAN H. SMITH, USMC (RET)*
                                 JOHN P. TOOLAN*
                          * MEMBERS OF AUDIT COMMITTEE

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                               ROBERT G. FREEDMAN
                                VICE CHAIRMAN AND
                            CHIEF INVESTMENT OFFICER
                                 ANNE C. HODSDON
                                    PRESIDENT
                                 JAMES B. LITTLE
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                 SUSAN S. NEWTON
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI
                          VICE PRESIDENT AND TREASURER
                                THOMAS H. CONNORS
                            SECOND VICE PRESIDENT AND
                               COMPLIANCE OFFICER

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                                BOSTON, MA 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                  P.O. BOX 9277
                              BOSTON, MA 02205-9277

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                             INVESTMENT SUB-ADVISER
                    INDEPENDENCE INVESTMENT ASSOCIATES, INC.
                                 53 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                                BOSTON, MA 02109

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                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since February, much of the economic news has been good. Employment levels are at their highest in years. Real wages may have started growing again after a long stagnant stretch. And a fair share of Corporate America logged second-quarter earnings that have exceeded expectations, despite some glaring, headline-making exceptions in the technology world. So why has the bond market soured this year and the stock market been on a roller coaster. Isn't good economic news good?

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

     What keeps the market interesting is that the answer is not straightforward. While a healthy economy helps corporate profits grow, an economy growing too fast, or the fear that it's heating up, sends interest rates up out of fear that rising wages and higher prices could spark inflation. That could prompt the Federal Reserve, which views inflation as public enemy number one, to slow the economy down. And the typical way to do that is to raise short-term interest rates. For bonds, higher interest rates mean lower bond prices, since the two move in opposite directions. What's more, inflation erodes the value of a bondholder's fixed-income stream. For stocks, higher interest rates mean higher borrowing costs, which cut into profits.

     Those are just a couple of the more textbook explanations. But there's another element driving the market and it's far less tangible or objective. It has to do with perception rather than reality. By taking the market on a series of dizzying ups and downs lately, investors are signaling uncertainties and fears, more than anything else. Since the financial markets look forward, investors seem to be saying that they are concerned about a number of things -- inflation, the direction of interest rates, the upcoming election and the possibility that markets have advanced too far without a pullback.

     So what should investors take away from it all? Probably the same thing you've heard before -- that although the markets don't move up in a straight line, they have historically rewarded patient, long-term investors. Short-term turmoil is better as a topic of dinner party conversation, rather than a call to action.

Sincerely,

/s/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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                     BY JANE A. SHIGLEY AND JEFFREY B. SAEF
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock

                           Independence Balanced Fund

                   Rising interest rates make for a bumpy time
                              for stocks and bonds

"...some of our largest
investments boosted
the Fund's performance."

Volatility reared its head during the past six months, making it a rockier path for stock and bond investors alike. For the six months ended August 31, 1996, John Hancock Independence Balanced Fund posted a total return of 1.08% at net asset value, while the average balanced fund returned 1.80%, according to Lipper Analytical Services. During the same period, a 50/50 blended index combining the Standard & Poor's 500-Stock Index and the Lehman Brothers Government Corporate Bond Index (L.G.C.) returned 1.33%, as tracked by the Frank Russell Company. While we can't say for certain, we suspect that most balanced funds had a higher weighting in stocks -- which performed better than bonds during the year -- than this Fund. That helps account for why the Fund lagged its peers during the last six months.

     The Fund has the flexibility to have either stocks or bonds as high as 75% of its investments as market and economic conditions warrant. At the end of the period, stocks made up 43% of investments, while bonds accounted for 57% of investments. Six months earlier, the Fund was almost evenly divided between stocks and bonds.

--------------------------------------------------------------------------------
Pie chart with the heading "Portfolio Diversification" at bottom left hand column. The chart is divided into two sections: Bonds 57%; Stocks 43%. A footnote below states "As a percentage of net assets on August 31, 1996."
--------------------------------------------------------------------------------

Retail and pharmaceuticals winners

During the past six months, the Fund benefited most from our stock selection in the retail and pharmaceutical sectors. In the retail group one of the top contributors to performance was Wal-Mart, which was boosted by a rise in consumer spending, among other factors. One of the top performers in the drug group was Johnson & Johnson, whose stock price rose largely because of its strong array of new products.

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  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 1% with 2% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 1.08% total return for John Hancock Independence Balanced Fund. The second represents the 1.80% total return for the average balanced fund. The third represents the 1.33% total return for the 50% S&P 500-Stock Index/50% L.G.C. Bond Index. A footnote below states "The total return for John Hancock Balanced Fund is at net asset value with all dividends reinvested. The average balanced fund is tracked by Lipper Analytical Services. The S&P 500-Stock Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices commonly used as broad measures of stock and bond performance. The performance of these indices is tracked by the Frank Russell Company. See following two pages for historical performance information."
--------------------------------------------------------------------------------

     In addition, some of our largest investments boosted the Fund's performance. Two of them -- Xerox and Philips Petroleum -- benefited from higher earnings generated from abroad. Of course there were disappointments. Among them was General Motors, which suffered from declining auto sales. Philip Morris suffered a large decline as a jury awarded a large settlement to litigants against a tobacco manufacturer and the rhetoric out of Washington turned very negative against cigarette manufacturers.

Fixed-income strategy

During the past six months, the fixed-income portion of the portfolio maintained an average maturity of about seven years. We continued to emphasize intermediate-term securities, based on the output of our fundamental and quantitative models. In hindsight, the Fund might have benefited from owning more shorter- and longer-term securities. But we continue to believe that some intermediate-term securities offer the best value in the marketplace today.

     Additionally, we kept the Fund's overall credit quality relatively high and kept it well-diversified across various fixed-income categories. At the end of the period, our bond holdings were allocated as follows: government securities stood at 49%; investment-grade corporates were 30%; mortgage-backed securities were 9%; and asset-backed securities were 12%. With interest rates rising during the year, performance largely has been driven by sectors which offer higher yields than Treasury securities. The Fund's corporate, mortgage and asset-back securities have helped cushion it from price losses caused by higher interest rates.

"In our view, economic growth
could slow in 1997..."

Outlook

In our view, economic growth could slow in 1997, although not to the point where the country would go into a recession. Consensus in the marketplace seems to be that the Federal Reserve Board will raise interest rates, and the markets appear to have already factored in a small interest rate hike. Given that scenario, we'll most likely keep our current mix of stocks and bonds. And within the fixed-income area, we'll continue to emphasize intermediate-maturity securities with particular emphasis on corporate, mortgage-backed and asset-backed securities.

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                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total return for the John Hancock Independence Balanced Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                                   LIFE OF
                                                                    FUND
                                                                    ----

John Hancock Independence Balanced Fund                            13.07%(1,2)

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                                     YIELDS
--------------------------------------------------------------------------------

As of August 31, 1996

                                                               SEC 30-DAY
                                                                 YIELD
                                                                 -----

John Hancock Independence Balanced Fund                          3.96%


                              Notes to Performance

(1)  Commenced on July 6, 1995.
(2) The Advisor has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the period would have been 9.15%.

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                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Balanced Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in a blend of 50% in the Standard & Poor's 500 Stock Index and 50% in the Lehman Brothers Government/ Corporate Bond Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

--------------------------------------------------------------------------------
Independence Balanced Fund

Line chart with the heading Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value in a blend of 50% in the Standard & Poor's 500 Stock Index and 50% in the Lehman Brothers Government/Corporate Bond Index and is equal to $283,946 as of August 31, 1996. The second line represents the value of the hypothetical $250,000 investment made in the Independence Balanced Fund on July 6, 1995, and is equal to $279,038.
--------------------------------------------------------------------------------

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              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            Independence Growth Fund

                       Stock market steers bumpy course as
                     economic outlook shifts back and forth

"We did well with drug stocks..."

Nobody said the sailing would be smooth in 1996. And it hasn't been for either the stock market or John Hancock Independence Growth Fund during the most recent six-month period. There seemed to be no clear direction about where the economy or interest rates were headed. This left many investors tossing and turning, trying to find sectors that could provide wind for their sails.

     Two growth sectors -- technology stocks and large, multinational, consumer stocks -- led the pack for performance. But even within these sectors, not all stocks went up. Stock selection was critical.

--------------------------------------------------------------------------------
Chart entitled "Top Five Common Stock Holdings" at bottom left hand column. The chart lists five holdings: 1) General Electric 4.6%; 2) AT&T 3.8%; 3) Johnson & Johnson 2.6%; 4) Bristol-Myers Squibb 3.2%; 5) Intel 2.9%. A footnote below states "As a percentage of net assets on August 31, 1996."
--------------------------------------------------------------------------------

     Despite the market's volatility, the Russell 1000 Growth Index managed to eke out a return of 2.85% for the six months ended August 31, 1996. The Fund had a total return of -0.32% at net asset value for the same period, which lagged the average growth fund's return of 2.67%, according to Lipper Analytical Services.

Bad news/good news

Although many of our top investments did quite well, their gains were not enough to offset a few losses that undermined the Fund's performance. To start, we had a sizable stake in AT&T, which sank some 17% during the period. We bought the stock because of its excellent long-term prospects. AT&T, which is the largest long-distance carrier, also owns MaCaw Cellular (the largest cellular company), Lucent Technologies (a major network technology company), and NCR (computers). Valued separately these four companies are worth more than AT&T's total current value. In addition, new telecommunications legislation should help lower AT&T's costs in local markets. Recently, however, lower-than-expected long distance volumes caused revenues to fall short of estimates. This, combined with negative press about its downsizing efforts, temporarily hurt the stock. We were also disappointed by insurance

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================================================================================
  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 2%, with 4% at the top and -4% at the bottom. The first represents the -0.32% total return for the John Hancock Independence Growth Fund. The second represents the 2.67% total return for the average growth fund. The third represents 2.85% total return for the Russell 1000 Growth Index. A footnote below states "The total return for John Hancock Independence Growth Fund is at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services. The Russell 1000 Growth Index is an unmanaged index comprised of stocks with a greater than average growth orientation. It is comprised of securities of the largest 1000 public companies in the United States equity markets. See following two pages for historical performance information."
--------------------------------------------------------------------------------

stocks, which suffered from the prospect of rising interest rates.

     Finally, a few technology stocks floundered, including Digital Equipment Corporation (DEC) which we sold during the period. The company had a string of earnings disappointments when PC sales were lower than expected. By contrast, another technology name --Intel -- was the Fund's top performer. Thanks to strong sales in the semiconductor business, Intel returned 32% over the period.

     We did well with drug stocks, which prospered from new product introductions and higher prices. Bristol-Myers Squibb and Johnson & Johnson -- our two largest drug stocks -- both had solid returns for these reasons. In addition, Bristol-Myers' hair coloring business continued to flourish. And Johnson & Johnson had strong sales growth partly because of its position as the largest, most diversified health-care company in the business.

     We also saw good performance from General Electric, the Fund's largest investment. The stock rose 10% over the period, as it continued to benefit from strong management, global reach, new initiatives, and strong cash flow. The stock of Home Depot also shot up with a pick-up in home building. We took profits there and at Xerox, which bounced back after a sales force reorganization and rose 23%.

"...it's important to take
a long-term perspective..."

What's ahead

We believe that the economy will continue to show decent growth this year, slowing down by the end of 1997. In the meantime, the stock market will probably continue to be volatile, until it's clear whether or not the Federal Reserve will raise interest rates. In this environment, and for this Fund in particular, we believe it's important to take a long-term perspective. The Fund seeks above average total return by emphasizing investment in companies whose stock shows potential for relatively high long-term earnings growth rather than current dividend yield. With that in mind, we remain fairly optimistic. Historically, the stock market has outperformed other financial instruments over long time periods. And we believe our strategy of buying cheap stocks with improving fundamentals will help steer John Hancock Independence Growth Fund toward stocks with the best potential to outperform over the long term.

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--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total return for the John Hancock Independence Growth Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                                     LIFE OF
                                                                       FUND
                                                                       ----

John Hancock Independence Growth Fund                                14.08%(1,2)

                              Notes to Performance

(1)  Commenced on October 2, 1995.
(2) The Advisor has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the period would have been (4.76%).

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--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Growth Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell 1000 Growth Index -- an unmanaged capitalization-weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock traded in the United States on the New York Stock Exchange. The securities in this index have less than average growth orientation.

--------------------------------------------------------------------------------
Independence Growth Fund

Line chart with the heading Independence Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell 1000 Growth Index and is equal to $284,866 as of August 31, 1996. The second line represents the value of the hypothetical $250,000 investment made in the Independence Growth Fund on October 2, 1995, and is equal to $273,965.
--------------------------------------------------------------------------------

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               BY DAVID CANAVAN FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                               Independence Medium
                               Capitalization Fund

                    Up and down moves prevail for small- and
                        mid-cap stocks in last six months

"Our retail and energy stocks were
 some of our best performers..."

During the past six months, small- and mid-cap stocks experienced a series of gyrations. Between March and May, these stocks became the darlings of the overall market's rally and their stock prices soared. But from late June through end of July, they came under pressure as investors fretted over the strength of soon-to-be-released second quarter company earnings and the prospect of higher inflation. At their worst point, these fears caused a dramatic market slide in mid-July. But in an abrupt turnaround, the market retraced most of its previous losses during August as inflation fears subsided and second quarter corporate earnings proved to be quite positive.

--------------------------------------------------------------------------------
Chart entitled "Top Five Common Stock Holdings" at bottom left hand column. The chart lists five holdings: 1) Cigna 3.0%; 2) Marsh & McLennan 2.2%; 3) Xerox 2.0%; 4) Unocal Corp. 1.9%; 5) Energy Corp. 1.9%. A footnote below states "As a percentage of net assets on August 31, 1996."
--------------------------------------------------------------------------------

Performance overview

For the six-month period ended August 31, 1996, John Hancock Independence Medium Capitalization Fund had a total return of 0.75% at net asset value. For the same period, the average medium capitalization fund returned 3.83%, according to Lipper Analytical Services and the Callan Medium Capitalization Index returned 1.65%. The Fund's lag can be attributed to two factors. First, the spring rally heavily favored the very smallest company stocks. Our disciplined investment strategy requires that we take a more balanced approach by diversifying our investments among both small- and medium-capitalization stocks. Second, our valuation model -- which emphasizes stocks that combine cheapness with improving fundamentals -- wasn't in sync with the way the market was valuing stocks during this time. While no one valuation model is going to work in every market environment and may not work perfectly in a given, short-term period, we think that investing in well-priced stocks where the underlying company is experiencing improving fundamentals will provide superior returns over the long term.

================================================================================
                 John Hancock Funds - Institutional Series Trust
                   -- Independence Medium Capitalization Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 2%, with 4% at the top and 0% at the bottom. The first represents the 0.75% total return John Hancock Independence Medium Capitalization Fund. The second represents the 3.83% total return for the average mid-cap fund. The third represents the 1.65% total return for the Callan Medium Capitalization Index. A footnote below states "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average medium capitalization fund is tracked by Lipper Analytical Services. The Callan Medium Capitalization Index is an unmanaged index commonly used as a broad measure of performance of the stock of companies with market capitalization of $1 billion to $5 billion. See following two pages for historical performance information."
--------------------------------------------------------------------------------

     Our retail and energy stocks were some of our best performers during the period. The department store chain TJX benefited from rising consumer confidence and improving retail sales. Two of our more successful retailing companies during the period are no longer in the Fund. Our Stop and Shop holdings were sold at an attractive profit when the company was taken over. Likewise, we sold our holdings in supermarket chain Safeway at a price well above our original purchase price. Energy companies such as Baker Hughes and PanEnergy benefited from strong and steady demand both in the United States and abroad, the rising price of natural gas, and lower costs.

     Many technology stocks had a rough go of it between March and August and most of our disappointments occurred in this sector. Particularly hard hit were stocks related to the manufacture and distribution of semiconductor chips, as investors fretted that the supply of chips would outpace demand. As their business fundamentals worsened, we eliminated many of those stocks. The question of demand for computers cast a pall over nearly the entire tech sector and many otherwise healthy companies got painted with the same brush. Analog Devices, for example, reported strong second quarter earnings but was caught in the emotional downdraft. In our view, the fundamentals for many of our tech stocks remain quite strong and we'll hang on for now. We took advantage of the market's slide to purchased companies like Linear Tech, People Soft and Honeywell after they had cheapened up significantly.

"...the fundamentals for many of our
 tech stocks remain quite strong..."

Outlook

In our view, there are no significant indications that inflation will heat up during the balance of this year. The companies we meet with tell us that they have very little flexibility when it comes to increasing their product prices, which supports the idea that inflation will stay moderate. The consensus is that the economy will continue to chug along at a reasonable pace and poses no real threat toward igniting inflation. From a market standpoint, earnings growth will be a key factor. After years of downsizing, American companies have pretty much wrung out all the cost savings that came from cut backs and consolidation. Going forward, weak growth could hit bottom line growth. Regardless of what happens, we'll keep looking for stocks that combine both cheapness and improving fundamentals.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total return for the John Hancock Independence Medium Capitalization Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                                     LIFE OF
                                                                       FUND
                                                                       ----
John Hancock Independence Medium Capitalization Fund                 12.78%(1,2)


                              Notes to Performance

(1)  Commenced on October 2, 1995.
(2) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the period would have been 3.16%.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Callan Medium-Capitalization Index -- an unmanaged index that covers 25% of the Callan Broad Market Index, with companies that range from approximately $1 billion to $5 billion in capitalization.

--------------------------------------------------------------------------------
Independence Medium Capitalization Fund

Line chart with the heading Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Independence Medium Capitalization Fund on March 2, 1995, and is equal to $276,336. The second line represents the value of the Callan Medium-Capitalization Index and is equal to $274,582 as of August 31, 1996.
--------------------------------------------------------------------------------

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================================================================================

              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                             Independence Value Fund

         Despite increased volatility, stock market ekes out modest gain

"Oil and bank stocks
 also did well for us."

The stock market took investors on a roller coaster ride for much of the spring and summer. As the outlook for interest rates fluctuated, so did the market. In March, strong employment numbers suggested the economy was growing faster than expected and interest rates might be on the rise; the market tumbled. By May, signs of slower economic growth had pushed the market higher. Mixed economic signals, however, continued, with the market taking a severe downturn in July. Throughout these months, most sectors experienced volatility. The best gains overall came from technology stocks and large, consumer growth stocks -- those with steadily growing earnings.

--------------------------------------------------------------------------------
Chart entitled "Top Five Common Stock Holdings" at bottom left hand column. The chart lists five holdings: 1) Texaco 3.1%; 2) General Motors 2.9%; 3) Ford Motor Co. 2.7%; 4) CIGNA 2.7%; 5) IBM 2.7%. A footnote below states "As a percentage of net assets on August 31, 1996."
--------------------------------------------------------------------------------

     Most market indexes emerged with modestly positive returns for the six months ended August 31, 1996. The Russell 1000 Value Index, for example, returned 2.38%. Over the same period, John Hancock Independence Value Fund posted a total return of 2.01% at net asset value, while the average growth and income fund returned 3.13%, according to Lipper Analytical Services. We believe the Fund's focus on value stocks -- out-of-favor stocks -- explains the difference. This meant the Fund's stake in top performing technology and growth names was lower than the average growth and income fund's.

Leaders and laggards

One of our best performers was Xerox, which returned 23% for the period. We bought the stock last October, following a sales force reorganization and revenue shortfall. Since then, the stock has bounced back, thanks to some interesting new products and management's efforts to cut costs and increase profit margins. Although we took some profits, Xerox remains one of our largest investments.

     Oil and bank stocks also did well for us. Oil stocks in general benefited from higher prices in the wake of tight supply. As a result, stocks like Texaco and Phillips Petroleum far outpaced the market. In addition, many bank stocks came back after losing ground early in the year. Initially investors were afraid banks would experience high loan losses because consumer

================================================================================
   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 1%, with 4% at the top and 0% at the bottom. The first represents the 2.01% total return for John Hancock Independence Value Fund. The second represents the 2.38% total return for the Russell 1000 Value Index. The third represents the 3.13% total return for the average growth and income fund. A footnote below states "The total return for John Hancock Independence Value Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. The Russell 1000 value Index is an unmanaged index comprised of stocks of companies from the Russell 1000 Index with a less than average growth orientation. See following two pages for historical performance information."
--------------------------------------------------------------------------------

debt levels were at record levels. Then when loan losses turned out not to be as bad as expected -- and consumer credit quality was better than expected -- the stocks rebounded. About 15% of the Fund's investments were in banks. Among the top performers were NationsBank, First Bank System, Bank of Boston, and J.P. Morgan.

     There were, of course, some disappointments -- especially among interest-sensitive stocks. First Chicago, a bank stock with a higher-than-average consumer credit card business, never rebounded. And Cigna, like many insurance stocks, suffered from the prospect of rising interest rates, as well as falling prices in the property/casualty business. The possibility of a rate hike also clobbered utilities stocks, like Pacific Gas and Electric, which we sold at a loss. Our biggest disappointment, however, was AT&T -- one of our top investments. Its share price fell nearly 17% on lower-than-expected revenues and long distance volumes, as well as negative press about its downsizing. We view these problems as short term, and continue to own the stock because of its solid long-term prospects.

Opportunities ahead

We believe the economy will continue to show decent growth over the near term, then taper off to slower growth by the end of 1997. But until it's clear just how strong economic growth is and whether interest rates will go higher, the market will remain jittery. While it's tough to predict where the market will be in six months, we remain optimistic about its longer-term prospects.

"Our goal is above average
total return..."

     We'll continue to look for cheap stocks with improving fundamentals. Our goal is above-average total return, emphasizing relatively undervalued securities and seeking higher dividend yield than John Hancock Independence Diversified Core Equity Fund II. Right now, we're finding opportunities in automobile stocks like Ford and GM. Auto stock prices recently fell when people became concerned that higher interest rates and current consumer debt levels would hurt car buying. However, we think sales could be good for sport utility vehicles and decent for autos overall. We've also increased our investment in telecommunications stocks, believing that recent legislation could increase competition and lower costs for long-distance companies. Finally, at the end of August, we added a sizable stake in IBM to the Fund. We expect a turnaround in IBM's PC sales and the launch of a new mainframe product to help boost the stock's price.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total return for the John Hancock Independence Value Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                                    LIFE OF
                                                                      FUND
                                                                      ----

John Hancock Independence Value Fund                               17.27%(1,2)


                              Notes to Performance

(1)  Commenced on October 2, 1995.
(2) The Advisor has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the total return for the period would have been 1.62%.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Value Fund would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell 1000 Value Index -- an unmanaged capitalization-weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock traded in the United States on the New York Stock Exchange. The securities in this index have less than average growth orientation.

--------------------------------------------------------------------------------
Independence Value Fund

Line chart with the heading Independence Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Independence Value Fund on March 2, 1995, and is equal to $286,943. The second line represents the value of the Russell 1000 Value Index and is equal to $283,572 as of August 31, 1996.
--------------------------------------------------------------------------------

================================================================================
                BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                            Independence Diversified
                               Core Equity Fund II

          Inflation fears, higher interest rates rock the stock market

"Automobile stocks boosted
 Fund performance."

Stocks advanced in the last six months, although the trip was tumultuous and the result rather modest. As the economy gained strength in 1996, higher interest rates and growing inflation fears impacted the market, as investors reacted to each daily release of economic data. In July, fears of higher interest rates and disappointing earnings estimates, particularly among some highly visible technology companies, prompted a significant market correction. Some sectors were particularly hard hit, including technology, healthcare and some economically sensitive groups such as automobile and financial companies. But the trend turned positive again in August as actual second quarter earnings were strong overall and investors felt more confident that the economy would grow enough to produce solid earnings. With all the difficulties, the stock market -- as measured by the Standard & Poor's 500-Stock Index -- managed to gain 2.96% for the six months ended August 31, 1996. By comparison, John Hancock Independence Diversified Core Equity Fund II posted a total return of 2.87% at net asset value and the average growth and income fund returned 3.13%, according to Lipper Analytical Services.

--------------------------------------------------------------------------------
Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) AT&T 4.2% 2) Xerox 4.0% 3) Bristol-Myers Squibb 3.1% 4) General Electric 2.8% 5) GTE 2.4%. A footnote below reads "As a percentage of net assets on August 31, 1996."
--------------------------------------------------------------------------------

Strategy and performance

We continue to apply our disciplined investment style across a wide range of company sectors, types and sizes to find ones whose stocks are well-priced and whose prospects are improving. We find these companies by conducting in-depth analysis of such measures as earnings growth, cash flow and dividends, and then factor in the direction of earnings estimates and the stock's price to determine its relative attractiveness. The goal is to create a portfolio with characteristics and a risk profile similar to that of the S&P 500.

   Our automobile stock holdings were a perfect example of our valuation system at work.

================================================================================
                 John Hancock Funds - Institutional Series Trust
                 -- Independence Diversified Core Equity Fund II

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended August 31, 1996." The chart is scaled in increments of 1%, with 4% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 2.87% total return for John Hancock Independence Diversified Core Equity Fund II. The second represents the 3.13% total return for the average growth and income fund. The third represents the 2.96% total return for the S&P 500-Stock Index. A footnote below states "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all dividends reinvested. The average balanced fund is tracked by Lipper Analytical Services. The S&P 500-Stock Index is an unmanaged index that includes 500 widely-traded common stocks. See following two pages for historical performance information."
--------------------------------------------------------------------------------

Late last year and early in 1996, automobile companies were lagging the overall market. More recently, sales of trucks and sport-utility vehicles picked up and the momentum was stronger than analysts expected. As a result, earnings estimates rose while stock prices lagged the earnings estimate advances. We took the opportunity to add Ford Motor Company to our holdings and its stock has performed nicely since we bought it. Our holdings in Chrysler also benefited from the positive developments. Then later in the year, we pared our Chrysler position because we believed the company was closer to its earnings peak than some of the other auto manufacturers. In its place, we added General Motors, which had lagged Chrysler, leading us to believe it has more room to move up the earnings curve.

     We had particular success during the period with our energy stocks, including Phillips Petroleum and Texaco, because oil prices rose with increased worldwide demand and tight supplies that were aggravated by a harsh winter and the lack of oil exports from Iraq. Energy stocks reaped the rewards.

     Our largest holding, AT&T, was also our biggest disappointment during the period. We continue to believe that AT&T and the other long-line carriers will benefit most from the ongoing changes in the telecommunications industry. But in the short term, AT&T's stock was hurt by stepped up competition that caused a slowdown in customer growth and disappointing July earnings. We're sticking with the company, because we believe AT&T will get earnings back on track and be a winner in the longer term. Our second largest holding, Xerox, on the other hand, was one of the Fund's better performers during the period. Some of its new office products have been well received and the company has bounced back after a sales force reorganization and management's efforts to cut costs.

"...we'll stick to our disciplined
 investment strategy..."

Outlook

For the rest of the year, we expect volatility to be the stock market's watchword as politics and interest rate moves leave their mark. Any changes in the economy or interest rates would certainly cause us to adjust our earnings estimates and rebalance the portfolio accordingly. But, no matter what moves the market makes, we'll stick to our disciplined investment strategy, looking for companies whose earnings are improving and whose stocks are attractively priced.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total return for the John Hancock Independence Diversified Core Equity Fund II. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended June 30, 1996

                                                    ONE      LIFE OF
                                                    YEAR       FUND
                                                    ----       ----

John Hancock Independence Diversified Core
  Equity Fund II                                   25.87%     37.83%(1)


                              Notes to Performance

(1)  Commenced on March 10, 1995.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Diversified Core Equity Fund II would be worth on August 31, 1996, assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Independence Diversified Core Equity Fund II

Line chart with the heading Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $335,890 as of August 31, 1996. The second line represents the value of the hypothetical $250,000 investment made in the Independence Diversified Core Equity Fund II on March 10, 1995, and is equal to $335,565.
--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
August 31, 1996 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            INDEPENDENCE                INDEPENDENCE
                                                                INDEPENDENCE  INDEPENDENCE     MEDIUM     INDEPENDENCE  DIVERSIFIED
                                                                  BALANCED       GROWTH    CAPITALIZATION    VALUE      CORE EQUITY
                                                                    FUND          FUND          FUND          FUND         FUND II
                                                                ------------  ------------  ------------  ------------  ------------
Assets:
  Investments at value - Note C:
   Common stocks (cost - $2,730,818; $521,423; $3,915,181;
     $811,870 and $210,217,123; respectively) ................  $  2,908,084  $    550,734  $  4,115,819  $    852,906  $231,356,031
   Corporate bonds (cost - $1,679,187 and none, respectively)      1,679,463          --            --            --            --
   U.S. government and agencies securities (cost - $1,903,390
     and none; respectively) .................................     1,829,428          --            --            --            --
   Short-term investments (cost - $383,000; none; $98,000;
     $3,000 and $493,000; respectively) ......................       383,000          --          98,000         3,000       493,000
   Corporate savings account .................................         1,225          --             564           616     1,522,161
                                                                ------------  ------------  ------------  ------------  ------------
                                                                   6,801,200       550,734     4,214,383       856,522   233,371,192
  Receivable for shares sold .................................           333          --             294          --           5,871
  Receivable for investments sold ............................         6,119        24,715          --            --         637,157
  Dividends receivable .......................................         8,110           666        11,990         4,060       673,129
  Foreign Tax receivable .....................................          --            --            --            --           1,198
  Interest receivable ........................................        51,262          --              39          --             639
  Other assets ...............................................           199          --             133          --           6,519
  Deferred organization expenses - Note A ....................         7,208         7,139         7,140         7,140         6,679
                                                                ------------  ------------  ------------  ------------  ------------
         Total Assets ........................................     6,874,431       583,254     4,233,979       867,722   234,702,384
         ---------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for shares repurchased .............................          --            --            --              20        54,666
  Payable for investments purchased ..........................       125,297        23,594          --            --         590,820
  Payable to John Hancock Advisers, Inc. and affiliates
    - Note B .................................................         3,480         4,230         4,268         5,541       121,537
  Accounts payable and accrued expenses ......................          --           7,577        11,391         7,701       100,893
                                                                ------------  ------------  ------------  ------------  ------------
         Total Liabilities ...................................       128,777        35,401        15,659        13,262       867,916
         ---------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ............................................     6,563,318       503,059     3,890,255       777,808   205,443,387
  Accumulated net realized gain on investments ...............        30,839        13,768        89,063        23,803     6,537,306
  Net unrealized appreciation of investments .................       103,580        29,311       200,638        41,036    21,138,908
  Undistributed net investment income ........................        47,917         1,715        38,364        11,813       714,867
                                                                ------------  ------------  ------------  ------------  ------------
         Net Assets ..........................................  $  6,745,654  $    547,853  $  4,218,320  $    854,460  $233,834,468
         ===========================================================================================================================

Net Asset Value Per Share:
  (based on 733,919; 59,172; 450,618; 88,419 and 20,917,370
  shares, respectively, of beneficial interest outstanding -
  unlimited number of shares authorized with no par value) ...  $       9.19  $       9.26  $       9.36  $       9.66  $      11.18
  ==================================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 1996. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Six months ended August 31, 1996 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            INDEPENDENCE                INDEPENDENCE
                                                                INDEPENDENCE  INDEPENDENCE     MEDIUM     INDEPENDENCE  DIVERSIFIED
                                                                  BALANCED       GROWTH    CAPITALIZATION    VALUE      CORE EQUITY
                                                                    FUND          FUND          FUND          FUND         FUND II
                                                                ------------  ------------  ------------  ------------  ------------
Investment Income:
  Dividends (net of foreign withholding tax of $162; $20;
    $122; $122 and $13,955 respectively) ................      $    34,576    $     4,232   $    46,353   $    14,012   $ 2,657,950
  Interest ..............................................          112,474            129         3,525           435        98,610
                                                               -----------    -----------   -----------   -----------   -----------
                                                                   147,050          4,361        49,878        14,447     2,756,560

  Expenses:
   Investment management fee - Note B ...................           21,404          2,228        16,619         3,288       561,656
   Registration and filing fees .........................           13,089         13,446        16,354        13,711        67,448
   Custodian fee ........................................            6,947          4,377         5,344         4,644        45,998
   Auditing fee .........................................            5,766          5,014         5,766         5,014         5,014
   Printing .............................................            5,271          3,164         5,087         3,199         7,794
   Transfer agent fee - Note B ..........................            1,529            139         1,039           205        56,166
   Trustees' fees .......................................            1,399             25           308           226        14,501
   Organization expense - Note A ........................              939            877           876           876           952
   Financial services fees - Note B .....................              573             52           389            77        21,062
   Legal fees ...........................................              528            528           214           530         4,510
   Miscellaneous ........................................              253             51            28            50         1,300
                                                               -----------    -----------   -----------   -----------   -----------
         Total Expenses .................................           57,698         29,901        52,024        31,820       786,401
         Less Expense Reductions ........................          (30,179)       (27,255)      (31,243)      (27,916)         --
                                                               -----------    -----------   -----------   -----------   -----------
         Net Expenses ...................................           27,519          2,646        20,781         3,904       786,401
         --------------------------------------------------------------------------------------------------------------------------
         Net Investment Income ..........................          119,531          1,715        29,097        10,543     1,970,159
         --------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold .................           10,416         12,190        93,710        20,658     5,179,549
  Change in net unrealized appreciation/depreciation of
    investments .........................................          (66,934)       (15,479)      (91,096)      (16,547)   (1,111,672)
                                                               -----------    -----------   -----------   -----------   -----------
         Net Realized and Unrealized Gain (Loss) on
           Investments ..................................          (56,518)        (3,289)        2,614         4,111     4,067,877
         --------------------------------------------------------------------------------------------------------------------------
         Net Increase (Decrease)in Net Assets
         Resulting from Operations ......................      $    63,013    $    (1,574)  $    31,711   $    14,654   $ 6,038,036
         ==========================================================================================================================



The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------

                                                                            INDEPENDENCE   INDEPENDENCE   INDEPENDENCE  INDEPENDENCE
                                                                            BALANCED FUND  BALANCED FUND   GROWTH FUND   GROWTH FUND
                                                                             -----------    -----------    -----------   -----------
                                                                                            SIX MONTHS                   SIX MONTHS
                                                                                PERIOD         ENDED          PERIO         ENDED
                                                                                ENDED        AUGUST 31,       ENDED       AUGUST 31,
                                                                             FEBRUARY 29       1996        FEBRUARY 29,     1996
                                                                                1996+       (UNAUDITED)       1996+      (UNAUDITED)
                                                                             -----------    -----------    -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..................................................   $    67,293    $   119,531    $     1,937    $  1,715
  Net realized gain on investments sold ..................................        20,423         10,416          2,701      12,190
  Change in net unrealized appreciation/depreciation of investments ......       170,514        (66,934)        44,790     (15,479)
                                                                             -----------    -----------    -----------    --------
   Net Increase (Decrease) in Net Assets from Operations .................       258,230         63,013         49,428      (1,574)
                                                                             -----------    -----------    -----------    --------
Distributions to Shareholders: *
  Dividends from net investment income ...................................       (38,521)      (100,386)        (1,937)       --
  Distributions from net realized short-term gain on investments sold ....          --             --           (1,123)       --
                                                                             -----------    -----------    -----------    --------
   Total distributions to shareholders ...................................       (38,521)      (100,386)        (3,060)       --
                                                                             -----------    -----------    -----------    --------
From Fund Share Transactions: **
  Shares sold ............................................................     5,415,754      2,106,215        500,075        --
  Shares issued to shareholders in reinvestment of distributions .........        38,522        100,377          3,060        --
                                                                             -----------    -----------    -----------    --------
                                                                               5,454,276      2,206,592        503,135        --
  Less shares repurchased ................................................      (519,051)      (578,499)           (76)       --
                                                                             -----------    -----------    -----------    --------
   Net increase ..........................................................     4,935,225      1,628,093        503,059        --
                                                                             -----------    -----------    -----------    --------

Net Assets:
  Beginning of period ....................................................          --        5,154,934           --       549,427
                                                                             -----------    -----------    -----------    --------
  End of period (including undistributed net investment
   income of $28,772, $47,917, none, and $1,715, respectively) ...........   $ 5,154,934    $ 6,745,654    $   549,427    $547,853
                                                                             ===========    ===========    ===========    ========

* Distributions to Shareholders

  Per share dividends from net investment income .........................   $    0.1300    $    0.1597    $    0.0329        --
                                                                             -----------    -----------    -----------    --------
  Per share distributions from net realized gain on
   investments sold and foreign currency transactions ....................          --             --      $    0.0191        --
                                                                             ===========    ===========    ===========    ========

** Analysis of Fund Share Transactions:

  Shares sold ............................................................       609,416        228,181         58,832        --
  Shares issued to shareholders in reinvestment of distributions .........         4,250         10,893            348        --
                                                                              ----------      ---------       --------    --------
                                                                                 613,666        239,074         59,180        --
  Less shares repurchased ................................................       (56,371)       (62,450)            (8)       --
                                                                              ----------      ---------       --------    --------
   Net increase ..........................................................       557,295        176,624         59,172        --
                                                                              ==========      =========       ========    ========

+ Independence Balanced Fund and Independence Growth Fund commenced Operations on July 6, 1995 and October 2, 1995, respectively.

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the commencement of operations. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and redeemed during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------------------

                                                                        INDEPENDENCE    INDEPENDENCE
                                                                           MEDIUM          MEDIUM      INDEPENDENCE   INDEPENDENCE
                                                                       CAPITALIZATION  CAPITALIZATION     VALUE          VALUE
                                                                            FUND            FUND           FUND           FUND
                                                                       -----------     --------------  ------------   ------------
                                                                                         SIX MONTHS                    SIX MONTHS
                                                                          PERIOD           ENDED         PERIOD          ENDED
                                                                           ENDED         AUGUST 31,       ENDED        AUGUST 31,
                                                                        FEBRUARY 29         1996       FEBRUARY 29,       1996
                                                                           1996+        (UNAUDITED)       1996+       (UNAUDITED)
                                                                       -----------     -----------     ------------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................   $    22,280    $    29,097      $     6,524    $    10,543
  Net realized gain (loss) on investments sold .....................        (4,647)        93,710            3,145         20,658
  Change in net unrealized appreciation/depreciation of
    investments ....................................................       291,734        (91,096)          57,583        (16,547)
                                                                       -----------    -----------      -----------    -----------
   Net Increase in Net Assets from Operations ......................       309,367         31,711           67,252         14,654
                                                                       -----------    -----------      -----------    -----------
Distributions to Shareholders: *
  Dividends from net investment income .............................       (13,013)          --             (5,254)          --
                                                                       -----------    -----------      -----------    -----------
From Fund Share Transactions: **

  Shares sold ......................................................     3,855,325        497,667          615,732        204,873
  Shares issued to shareholders in reinvestment of
    distributions ..................................................        13,012           --              5,254           --
                                                                       -----------    -----------      -----------    -----------
                                                                         3,868,337        497,667          620,986        204,873
  Less shares repurchased ..........................................      (241,783)      (233,966)          (1,081)       (46,970)
                                                                       -----------    -----------      -----------    -----------
   Net increase ....................................................     3,626,554        263,701          619,905        157,903
                                                                       -----------    -----------      -----------    -----------

Net Assets:
  Beginning of period ..............................................          --        3,922,908             --          681,903
                                                                       -----------    -----------      -----------    -----------
  End of period (including undistributed net investment
   income of $9,267, $38,364, $1,270 and $11,813, respectively) ....   $ 3,922,908    $ 4,218,320      $   681,903    $   854,460
                                                                       ===========    ===========      ===========    ===========

* Distributions to Shareholders

  Per share dividends from net investment income ...................   $    0.0333           --        $    0.0893           --
                                                                       -----------    -----------      -----------    -----------

** Analysis of Fund Share Transactions:

  Shares sold ......................................................       448,130         52,926           71,507         21,195
  Shares issued to shareholders in reinvestment of distributions ...         1,480           --                585           --
                                                                       -----------    -----------      -----------    -----------
                                                                           449,610         52,926           72,092         21,195
  Less shares repurchased ..........................................       (27,231)       (24,687)            (120)        (4,748)
                                                                       -----------    -----------      -----------    -----------
   Net increase ....................................................       422,379         28,239           71,972         16,447
                                                                       ===========    ===========      ===========    ===========

+ Independence Medium Capitalization Fund and Independence Value Fund commenced operations on October 2, 1995, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------------------
                                                                                INDEPENDENCE         INDEPENDENCE
                                                                              DIVERSIFIED CORE     DIVERSIFIED CORE
                                                                               EQUITY FUND II       EQUITY FUND II
                                                                              ----------------     ----------------
                                                                                PERIOD ENDED       SIX MONTHS ENDED
                                                                                FEBRUARY 29,        AUGUST 31, 1996
                                                                                    1996+             (UNAUDITED)
                                                                                -------------        -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .................................................       $   2,020,577        $   1,970,159
  Net realized gain on investments sold and foreign currency transactions           1,499,534            5,179,549
  Change in net unrealized appreciation/depreciation of investments .....          22,250,580           (1,111,672)
                                                                                -------------        -------------
   Net Increase in Net Assets from Operations ...........................          25,770,691            6,038,036
                                                                                -------------        -------------
Distributions to Shareholders: *
  Dividends from net investment income ..................................          (1,434,011)          (1,842,690)
  Distributions from net realized gain on investments sold
    and foreign currency transactions ...................................            (140,945)                --
                                                                                -------------        -------------
   Total Distributions to Shareholders ..................................          (1,574,956)          (1,842,690)
                                                                                -------------        -------------
From Fund Share Transactions: **
  Shares sold ...........................................................         174,862,644           64,758,357
  Shares issued to shareholders in reinvestment of distributions ........           1,574,424            1,842,775
                                                                                -------------        -------------
                                                                                  176,437,068           66,601,132
  Less shares repurchased ...............................................         (11,954,213)         (25,640,600)
                                                                                -------------        -------------
   Net increase .........................................................         164,482,855           40,960,532
                                                                                -------------        -------------

Net Assets:
  Beginning of period ...................................................                --            188,678,590
                                                                                -------------        -------------
  End of period (including undistributed net investment
    income of $587,398 and $714,867, respectively) ......................       $ 188,678,590        $ 233,834,468
                                                                                =============        =============

* Distributions to Shareholders
  Per share dividends from net investment income ........................       $      0.1113        $      0.0955
                                                                                -------------        -------------
  Per share distributions from net relaized
    gain on investments sold and foreign currency transactions ..........       $      0.0090                 --
                                                                                -------------        -------------

** Analysis of Fund Share Transactions:
  Shares sold ...........................................................          18,245,546            5,824,466
  Shares issued to shareholders in reinvestment of distributions ........             153,808              163,229
                                                                                -------------        -------------
                                                                                   18,399,354            5,987,695
  Less shares repurchased ...............................................          (1,184,950)          (2,284,729)
                                                                                -------------        -------------
   Net increase .........................................................          17,214,404            3,702,966
                                                                                =============        =============

+ Independence Diversified Core Equity Fund II commenced operations on March 10, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.

--------------------------------------------------------------------------------------------------------------------------

                                                                           FOR THE PERIOD JULY 6, 1995    SIX MONTHS ENDED
                                                                           (COMMENCEMENT OF OPERATIONS)   AUGUST 31, 1996
                                                                                TO FEBRUARY 29, 1996         (UNAUDITED)
                                                                           ----------------------------   ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................................       $      8.50(a)         $      9.25
                                                                                     -----------            -----------
  Net Investment Income ......................................................              0.25                   0.17
  Net Realized and Unrealized Gain (Loss) on Investments .....................              0.63                  (0.07)
                                                                                     -----------            -----------
   Total from Investment Operations ..........................................              0.88                   0.10
                                                                                     -----------            -----------

  Less Distributions:

   Dividends from Net Investment Income ......................................             (0.13)                 (0.16)
                                                                                     -----------            -----------
  Net Asset Value, End of Period .............................................       $      9.25            $      9.19
                                                                                     ===========            ===========
  Total Investment Return at Net Asset Value (e) .............................             10.42%(c)               1.08%(c)
  Total Adjusted Investment Return at Net Asset Value (b) (e) ................              7.36%(c)               0.59%(c)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ..................................       $     5,155            $     6,746
  Ratio of Expenses to Average Net Assets ....................................              0.90%*                 0.90%*
  Ratio of Adjusted Expenses to Average Net Assets (b) (d) ...................              5.58%*                 1.88%*
  Ratio of Net Investment Income to Average Net Assets .......................              3.96%*                 3.89%*
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (b) (d)             (0.72%)*                2.91%*
  Portfolio Turnover Rate ....................................................                31%                    83%
  Average Brokerage Commission Rate (f) ......................................               N/A            $    0.0256

*    On an annualized basis.
(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.

--------------------------------------------------------------------------------------------------------------------------

                                                                          FOR THE PERIOD OCTOBER 2, 1995  SIX MONTHS ENDED
                                                                           (COMMENCEMENT OF OPERATIONS)   AUGUST 31, 1996
                                                                                TO FEBRUARY 29, 1996         (UNAUDITED)
                                                                          ------------------------------  ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............................              $      8.50(a)         $      9.29
                                                                                   -----------            -----------
  Net Investment Income .............................................                     0.03(e)                0.03
  Net Realized and Unrealized Gain (Loss) on Investments ............                     0.81                  (0.06)
                                                                                   -----------            -----------
     Total from Investment Operations ...............................                     0.84                  (0.03)
                                                                                   -----------            -----------

  Less Distributions:

   Dividends from Net Investment Income .............................                    (0.03)                   --
   Distributions from Net Realized Short-Term Gain on Investments ...                    (0.02)                   --
                                                                                   -----------            -----------
     Total Distributions ............................................                    (0.05)                   --
                                                                                   -----------            -----------
  Net Asset Value, End of Period ....................................              $      9.29            $      9.26
                                                                                   ===========            ===========
  Total Investment Return at Net Asset Value (f) ....................                     9.94%(c)              (0.32%)(c)
  Total Adjusted Investment Return at Net Asset Value (b) (f) .......                    (5.63%)(c)             (5.23%)(c)

Ratios and Supplemental Data

  Net Assets, End of Period (000's omitted) .........................              $       549            $       548
  Ratio of Expenses to Average Net Assets ...........................                     0.95%*                 0.95%*
  Ratio of Adjusted Expenses to Average Net Assets (b) (d) ..........                    38.57%*                10.68%*
  Ratio of Net Investment Income to Average Net Assets ..............                     0.91%*                 0.61%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (b) (d)                   (36.71%)*               (9.12%)*
  Portfolio Turnover Rate ...........................................                       21%                    79%
  Average Brokerage Commission Rate (g) .............................                      N/A            $    0.0234

*    On an annualized basis.
(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  On average month end shares outstanding.
(f)  Total investment return assumes dividend reinvestment.
(g) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust
                   -- Independence Medium Capitalization Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                                                          FOR THE PERIOD OCTOBER 2, 1995  SIX MONTHS ENDED
                                                                           (COMMENCEMENT OF OPERATIONS)   AUGUST 31, 1996
                                                                                TO FEBRUARY 29, 1996         (UNAUDITED)
                                                                           ----------------------------   ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................................            $      8.50(a)         $      9.29
                                                                                     -----------            -----------
  Net Investment Income .................................................                   0.08(c)                0.06
  Net Realized and Unrealized Gain on Investments .......................                   0.74                   0.01
                                                                                     -----------            -----------
   Total from Investment Operations .....................................                   0.82                   0.07
                                                                                     -----------            -----------

  Less Distributions:
   Dividends from Net Investment Income .................................                  (0.03)                   --
                                                                                     -----------            -----------
  Net Asset Value, End of Period ........................................            $      9.29            $      9.36
                                                                                     -----------            -----------
  Total Investment Return at Net Asset Value (e) ........................                   9.71%(d)               0.75%(d)
  Total Adjusted Investment Return at Net Asset Value (b) (e) ...........                   7.00%(d)              (0.01%)(d)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) .............................            $     3,923            $     4,218
  Ratio of Expenses to Average Net Assets ...............................                   1.00%*                 1.00%*
  Ratio of Adjusted Expenses to Average Net Assets (b)(g) ...............                   7.55%*                 2.51%*
  Ratio of Net Investment Income to Average Net Assets ..................                   1.94%*                 1.41%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (b)(g).....                  (4.61%)*               (0.10%)*
  Portfolio Turnover Rate ...............................................                      3%                    50%
  Average Brokerage Commission Rate (f) .................................                    N/A            $    0.0238

*    On an annualized basis.
(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  On average month end shares outstanding.
(d)  Not annualized.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(g) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Financial Highlights
The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.

--------------------------------------------------------------------------------------------------------------------------

                                                                          FOR THE PERIOD OCTOBER 2, 1995  SIX MONTHS ENDED
                                                                           (COMMENCEMENT OF OPERATIONS)   AUGUST 31, 1996
                                                                                TO FEBRUARY 29, 1996         (UNAUDITED)
                                                                           ----------------------------   ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............................                $      8.50(a)         $      9.47
                                                                                     -----------            -----------
  Net Investment Income .............................................                       0.10(e)                0.12
  Net Realized and Unrealized Gain on Investments ...................                       0.96                   0.07
                                                                                     -----------            -----------
     Total from Investment Operations ...............................                       1.06                   0.19
                                                                                     -----------            -----------

  Less Distributions:

   Dividends from Net Investment Income .............................                      (0.09)                   --
                                                                                     -----------            -----------
  Net Asset Value, End of Period ....................................                $      9.47            $      9.66
                                                                                     ===========            ===========
  Total Investment Return at Net Asset Value (f) ....................                      12.52%(c)               2.01%(c)
  Total Adjusted Investment Return at Net Asset Value (b) (f) .......                      (1.18%)(c)             (1.40%)(c)

Ratios and Supplemental Data

  Net Assets, End of Period (000's omitted) .........................                $       682            $       854
  Ratio of Expenses to Average Net Assets ...........................                       0.95%*                 0.95%*
  Ratio of Adjusted Expenses to Average Net Assets (b) (d) ..........                      34.06%*                 6.76%*
  Ratio of Net Investment Income to Average Net Assets ..............                       2.81%*                 2.55%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (b) (d)                     (30.30%)*               (4.21%)*
  Portfolio Turnover Rate ...........................................                         12%                    34%
  Average Brokerage Commission Rate (g) .............................                        N/A            $    0.0223

*    On an annualized basis.

(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  On average month end shares outstanding.
(f)  Total investment return assumes dividend reinvestment.
(g) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

         John Hancock Funds - Institutional Series Trust -- Independence
                        Diversified Core Equity Fund II

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.

-------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE PERIOD
                                                                            MARCH 10, 1995
                                                                            (COMMENCEMENT          SIX MONTHS ENDED
                                                                            OF OPERATIONS)         AUGUST 31, 1996
                                                                         TO FEBRUARY 29, 1996        (UNAUDITED)
                                                                         --------------------      ----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...............................      $        8.50(a)        $       10.96
                                                                            -------------           -------------
  Net Investment Income ..............................................               0.20(c)                 0.10
  Net Realized and Unrealized Gain on Investments and Foreign
    Currency Transactions ............................................               2.38                    0.22
                                                                            -------------           -------------
     Total from Investment Operations ................................               2.58                    0.32
                                                                            -------------           -------------
  Less Distributions:
   Dividends from Net Investment Income ..............................              (0.11)                  (0.10)
   Distributions from Net Realized Gains on Investments Sold
     and Foreign Currency Transactions ...............................              (0.01)                   --
                                                                            -------------           -------------
     Total Distributions .............................................              (0.12)                  (0.10)
                                                                            -------------           -------------
  Net Asset Value, End of Period .....................................      $       10.96           $       11.18
                                                                            =============           =============
  Total Investment Return at Net Asset Value (e) .....................              30.48%(d)                2.87%(d)
  Total Adjusted Investment Return at Net Assets Value (b) (e) .......              30.42%(d)                 N/A

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ..........................      $     188,679           $     233,834
  Ratio of Expenses to Average Net Assets ............................               0.70%*                  0.70%*
  Ratio of Adjusted Expenses to Average Net Assets (b)(g) ............               0.76%*                   N/A
  Ratio of Net Investment Income to Average Net Assets ...............               2.00%*                  1.75%*
  Ratio of Adjusted Net Investment Income to Average Net Assets (b)(g)               1.94%*                   N/A
  Portfolio Turnover Rate ............................................                 39%                     38%
  Average Brokerage Commission Rate (f) ..............................                N/A           $      0.0420

*    On an annualized basis.
(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  On average month end shares outstanding.
(d)  Not annualized.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(g) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on August 31, 1996. It's divided into four main categories: Common Stocks, Corporate Bonds, U.S. Government and Agencies Securities and short-term investments. The investments are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF      MARKET
ISSUER, DESCRIPTION                                        SHARES        VALUE
-------------------                                        ------        -----
COMMON STOCKS
Aerospace (1.85%)
  Boeing Co. (The) .............................             300       $  27,150
  Raytheon Co. .................................             400          20,600
  Rockwell International .......................             400          20,800
  United Technologies Corp. ....................             500          56,375
                                                                       ---------
                                                                         124,925
                                                                       ---------
Automobile Trucks (2.03%)
  Chrysler Corp. ...............................             800          23,300
  Dana Corp. ...................................             400          12,000
  Ford Motor Co. ...............................           1,700          56,950
  General Motors Corp. .........................             900          44,775
                                                                       ---------
                                                                         137,025
                                                                       ---------
Banks (2.77%)
  Banc One Corp. ...............................             110           4,221
  BankAmerica Corp. ............................             300          23,250
  Chase Manhattan Corp. ........................             400          29,750
  First Bank Systems, Inc. .....................             400          25,700
  First Union Corp. ............................             200          12,775
  Fleet Financial Group, Inc. ..................             500          20,875
  J.P Morgan & Co., Inc. .......................             800          70,100
                                                                       ---------
                                                                         186,671
                                                                       ---------
Beverages (0.84%)
  Anheuser-Busch Cos., Inc. ....................             100           7,575
  PepsiCo, Inc. ................................           1,700          48,875
                                                                       ---------
                                                                          56,450
                                                                       ---------
Building Products (0.04%)
  Masco Corp. ..................................             100           2,913
                                                                       ---------
Chemicals (0.97%)
  Hercules, Inc. ...............................             500          24,875
  Morton International, Inc. ...................             700          25,988
  PPG Industries, Inc. .........................             300          14,813
                                                                       ---------
                                                                          65,676
                                                                       ---------
Computers (1.35%)
  Bay Networks, Inc.* ..........................             300           8,250
  Compaq Computer Corp.* .......................             400          22,650
  International Business Machines Corp. ........             200          22,875
  Komag, Inc.* .................................             400           8,500
  Oracle Corp.* ................................             200           7,050
  Peoplesoft, Inc.* ............................             100           7,675
  Silicon Graphics, Inc.* ......................             600          13,950
                                                                       ---------
                                                                          90,950
                                                                       ---------
Containers (0.14%)
  Crown Cork & Seal Co., Inc. ..................             200           9,350
                                                                       ---------
Diversified Operations (0.87%)
  Lockheed Martin Corp. ........................             500          42,063
  Minnesota Mining & Manufacturing Co. .........             100           6,875
  Tenneco, Inc. ................................             200           9,950
                                                                       ---------
                                                                          58,888
                                                                       ---------
Electronics (1.96%)
  Analog Devices, Inc.* ........................             200           4,825
  General Electric Co. .........................             800          66,500
  Intel Corp. ..................................             600          47,886
  Maxim Intergrated Products, Inc.* ............             200           6,136
  Raychem Corp. ................................             100           6,863
                                                                       ---------
                                                                         132,210
                                                                       ---------
Finance (1.33%)
  American Express Co. .........................             700          30,625
  Dean Witter Discover & Co. ...................             400          20,000
  Federal National Mortgage Association ........             800          24,800
  Morgan Stanley Group, Inc. ...................             300          14,325
                                                                       ---------
                                                                          89,750
                                                                       ---------
Food (0.67%)
  ConAgra, Inc. ................................             600          25,275
  CPC International, Inc. ......................             200          13,775
  Sara Lee Corp. ...............................             200           6,300
                                                                       ---------
                                                                          45,350
                                                                       ---------
Instruments - Scientific (0.08%)
  Perkin-Elmer Corp. ...........................             100           5,186
                                                                       ---------
Insurance (2.00%)
  American International Group, Inc. ...........             100           9,500
  CIGNA Corp. ..................................             500          58,063
  General Re Corp. .............................             100          14,486
  ITT Hartford Group, Inc. .....................             300          15,825
  Marsh & McLennan Cos., Inc. ..................             400          37,200
                                                                       ---------
                                                                         135,074
                                                                       ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                          NUMBER OF      MARKET
ISSUER, DESCRIPTION                                        SHARES        VALUE
-------------------                                        ------        -----
Leisure (1.15%)
  Eastman Kodak Co. ..........................              700        $  50,750
  Hilton Hotels Corp. ........................              100           10,686
  ITT Corp.* .................................              300           15,975
                                                                       ---------
                                                                          77,411
                                                                       ---------
Machinery (0.31%)
  Cooper Industries, Inc. ....................              300           12,150
  Dover Corp. ................................              200            8,775
                                                                       ---------
                                                                          20,925
                                                                       ---------
Medical (5.54%)
  Abbott Laboratories ........................              900           40,613
  Bristol-Myers Squibb Co. ...................            1,100           96,525
  Columbia/HCA Healthcare Corp. ..............              500           28,186
  Glaxo Wellcome PLC, American
   Depository Receipt ("ADR")
   (Great Britain) ...........................              300            8,550
  Johnson & Johnson ..........................            1,400           68,950
  Medtronic, Inc. ............................              600           31,200
  Merck & Co., Inc. ..........................              700           45,938
  Pfizer, Inc. ...............................              500           35,500
  Pharmacia & Upjohn, Inc. ...................              300           12,600
  Schering-Plough Corp. ......................              100            5,587
                                                                       ---------
                                                                         373,649
                                                                       ---------
Metal (0.28%)
  Aluminum Co. of America ....................              300           18,638
                                                                       ---------
Office Equipment & Supplies (2.52%)
  Avery Dennison Corp. .......................              700           35,788
  Pitney Bowes, Inc. .........................              500           24,125
  Xerox Corp. ................................            2,000          109,750
                                                                       ---------
                                                                         169,663
                                                                       ---------
Oil & Gas (4.95%)
  Amoco Corp. ................................              200           13,800
  Anadarko Petroleum Corp. ...................              100            5,275
  Atlantic Richfield Co. .....................              300           35,025
  Baker Hughes, Inc. .........................              400           12,100
  British Petroleum Co. PLC ("ADR")
   (United Kingdom) ..........................              100           11,775
  Chevron Corp. ..............................              300           17,663
  Mobil Corp. ................................              400           45,100
  PanEnergy Corp. ............................              700           23,188
  Phillips Petroleum Co. .....................            1,700           68,850
  Texaco Inc. ................................              600           53,250
  Unocal Corp. ...............................            1,400           47,950
                                                                       ---------
                                                                         333,976
                                                                       ---------
Paper & Paper Products (0.46%)
  Kimberly-Clark Corp. .......................              400           31,350
                                                                       ---------
Retail (3.18%)
  Albertson's, Inc. ..........................              500           21,188
  Federated Department Stores, Inc. * ........              600           20,775
  Home Depot, Inc. ...........................              700           37,188
  Lowe's Cos., Inc. ..........................              300           10,838
  Nike, Inc. (Class B) .......................              100           10,800
  Price/Costco, Inc.* ........................            1,100           21,863
  Ryan's Family Steak Houses, Inc.* ..........            1,200           10,050
  Toys "R" Us, Inc.* .........................              700           20,650
  Wal-Mart Stores, Inc. ......................            2,300           60,950
                                                                       ---------
                                                                         214,302
                                                                       ---------
Rubber (0.34%)
  Goodyear Tire & Rubber Co. (The) ...........              500           22,813
                                                                       ---------
Telecommunications (1.96%)
  A T & T Corp. ..............................            2,000          105,000
  MCI Communications Corp. ...................              600           15,075
  Sprint Corp. ...............................              300           12,188
                                                                       ---------
                                                                         132,263
                                                                       ---------
Textile (0.38%)
  Fruit of the Loom, Inc. (Class A)* .........              300            8,325
  Liz Claiborne, Inc. ........................              500           17,375
                                                                       ---------
                                                                          25,700
                                                                       ---------
Tobacco (0.93%)
  Philip Morris Cos., Inc. ...................              700           62,825
                                                                       ---------
Transport (0.58%)
  CSX Corp. ..................................              700           35,438
  Northwest Airlines Corp.* ..................              100            3,775
                                                                       ---------
                                                                          39,213
                                                                       ---------
Utilities (3.63%)
  BellSouth Corp. ............................              600           21,750
  Consolidated Natural Gas Co. ...............              500           27,188
  Entergy Corp. ..............................              900           22,838
  GTE Corp. ..................................            1,500           59,062
  NYNEX Corp. ................................            1,600           69,000
  Texas Utilities Co. ........................            1,100           45,100
                                                                       ---------
                                                                         244,938
                                                                       ---------
                           TOTAL COMMON STOCKS
                              (Cost $2,730,818)          (43.11%)      2,908,084
                                                          -----        ---------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                             INTEREST    S&P        PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE     RATING   (000'S OMITTED)     VALUE
-------------------                                            ----     ------   ---------------     -----
CORPORATE BONDS
Automobile/Trucks (1.83%)
  General Motors Corp.,
   Deb 12/01/00 ..........................................    9.625%     A-          $  50         $   54,342
   Medium Term Note 5/22/01 ..............................    6.800      A-             70             68,732
                                                                                                   ----------
                                                                                                      123,074
                                                                                                   ----------
Banks - Foreign (0.33%)
  Kansallis-Osake-Pankki Bank (Finland), Sub Note 5/01/02    10.000      BBB            20             22,362
                                                                                                   ----------
Banks - United States (2.45%)
  BankAmerica Corp., Sub Note 4/15/06 ....................    7.200      A              50             48,499
  Bankers Trust NY, Sub Note 5/01/05 .....................    8.250      A-             30             31,014
  First Union Corp., Sub Note 8/01/05 ....................    7.050      A-             60             57,830
  NationsBank Credit Master Trust, Class A Credit Card
   Pass-thru  Ctf Ser 1993-2 12/15/05 ....................    6.000      AAA            30             27,890
                                                                                                   ----------
                                                                                                      165,233
                                                                                                   ----------
Broker Services (1.02%)
  Lehman Brothers Hldgs. Inc., Sr Note 11/15/00 ..........    6.625      A              30             29,228
  Salomon Inc.,
   Sr Note 01/20/98 ......................................    7.000      BBB            20             20,037
   Sr Note 12/01/98 ......................................    6.700      BBB            20             19,872
                                                                                                   ----------
                                                                                                       69,137
                                                                                                   ----------
Diversified Operations (0.30%)
  Hanson Overseas PLC, Sr Note 1/15/03 ...................    7.375      A+             20             20,056
                                                                                                   ----------
Finance (12.23%)
  AT&T Universal Card Master Trust, Class A Credit Card
   Pass-thru Ctf Ser 1995-2 10/17/02 .....................    5.950      AAA            50             48,172
  Banc One Auto Trust, O Day Delay 8/15/98 ...............    7.050      AAA            20             20,175
  Chemical Master Credit Card Trust I,
   Class A Credit Card Part Ctf Ser 1995-3 4/15/05 .......    6.230      AAA            50             47,844
   Class A Credit Card Part Ctf Ser 1996-1 9/15/03 .......    5.550      AAA            40             37,850
  Citibank Credit Card Master Trust I, Bond 2/07/03 ......     Zero      AAA            60             43,969
  Dean Witter Discovery & Co., Note 3/01/03 ..............    6.875      A              50             48,625
  Discover Card MasterTrust I,
   Class A Credit Card Pass-thru Ctf Ser 1996-3 8/18/08 ..    6.050      AAA            70             63,240
  Fleet Financial Group, Inc., Sub Note 3/01/03 ..........    6.875      BBB+           70             68,004
  Ford Motor Credit Corp., Note 2/15/02 ..................    8.200      A+             70             72,752
  Green Tree Financial Corp.,
   Ctf Home Improv Ln Ser 1993-3 Cl A-5 10/15/18 .........    5.750      Aa2**          50             47,703
   Ctf Home Improv Ln Ser 1994-5 Cl A-2 11/15/19 .........    7.300      Aa2**          30             30,244
  IBM Corp., Deb 10/30/25 ................................    7.000      A              50             45,045
  Lockheed Martin Corp., Note 6/15/04 ....................    7.450      BBB+           50             50,046
  NationsBank Corp., Sub Note 3/15/06 ....................    6.500      A-             60             55,522
  Prime Credit Card Master Trust,
   Class A Credit Card Pass-thru Ctf Ser 1996-1 7/15/04 ..    6.700      AAA            30             29,550
  Sears Credit Account Master Trust II, Class A Credit
   Card Pass-thru Ctf Ser 1995-5 1/16/08 .................    6.050      AAA            30             28,172
  Society National Bank, Sub Note 6/01/05 ................    7.250      A-             40             39,098
  Standard Credit Card Master Trust, Class A Credit
   Card Part Ctf Ser 1995-10 2/07/01 .....................    5.900      AAA            50             49,094
                                                                                                   ----------
                                                                                                      825,105
                                                                                                   ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                             INTEREST    S&P        PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE     RATING   (000'S OMITTED)     VALUE
-------------------                                            ----     ------   ---------------     -----
Insurance (0.73%)
  American General Finance Corp., Sr Note 5/15/05 ........    7.250%     A+          $  20         $   19,625
  Columbia/HCA Healthcare Corp., Note 6/15/25 ............    7.690      A-             30             29,281
                                                                                                   ----------
                                                                                                       48,906
                                                                                                   ----------
Paper & Paper Products (0.69%)
  James River Corp., Deb 11/15/23 ........................    7.750      BBB-           50             46,733
                                                                                                   ----------
Pollution Control (0.46%)
  WMX Technologies Inc., Note 4/30/04 ....................    6.220      A+             30             30,797
                                                                                                   ----------
Telecommunications (1.51%)
  GTE Southwest Inc., 1st Mtg Note 11/15/31 ..............    8.500      A+             50             53,512
  Monsanto Co., Note 7/01/00 .............................    6.000      A              50             48,155
                                                                                                   ----------
                                                                                                      101,667
                                                                                                   ----------
Tobacco (0.94%)
  Phillip Morris Cos., Inc., (The), Deb 1/01/01 ..........    9.000      A              60             63,563
                                                                                                   ----------
Transportation (0.50%)
  Rail Car Trust No. 1992-1, Trust Note Ser 92-1 6/01/04 .    7.750      AAA            33             33,705
                                                                                                   ----------
Utilities (1.91%)
  Hydro-Quebec (Gtd By Province Of Quebec), Deb 2/01/03 ..    7.375      A+             10             10,003
  Ontario, Province of, Bond 2/21/06 .....................    6.000      AA-            60             54,410
  Pacific Bell, Deb 6/15/01 ..............................    8.700      AA-            25             26,610
  Quebec, Province of, Note 3/02/26 ......................    5.735      A+             40             38,102
                                                                                                   ----------
                                                                                                      129,125
                                                                                                   ----------
                                                      TOTAL CORPORATE BONDS
                                                           (Cost $1,679,187)        (24.90%)        1,679,463
                                                                                     -----         ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                             INTEREST    S&P        PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE     RATING   (000'S OMITTED)     VALUE
-------------------                                            ----     ------   ---------------     -----
U.S. GOVERNMENT AND AGENCIES SECURITIES
Governmental - U.S. (20.26%)
  United States Treasury,
   Bond 11/15/04 .........................................   11.625%     AAA         $ 410         $  529,093
   Note 5/15/98 ..........................................    6.125      AAA            50             49,875
   Note 9/30/00 ..........................................    6.125      AAA           315            308,700
   Note 2/15/03 ..........................................    6.250      AAA           200            194,032
   Note 2/15/05 ..........................................    7.500      AAA           275            284,884
                                                                                                   ----------
                                                                                                    1,366,584
                                                                                                   ----------
Governmental - U.S. Agencies (6.86%)
  Federal National Mortgage Assn.,
   Medium Term Note 8/16/00 ..............................    6.360      Aaa**          90             88,608
   15 Yr SF Pass thru Ctf 9/01/10 ........................    6.500      AAA            59             57,282
   15 Yr SF Pass thru Ctf 5/01/11 ........................    6.500      AAA            59             56,648
   15 Yr SF Pass thru Ctf 9/23/24 ........................    7.500      AAA            50             48,864
   30 Yr SF Pass thru Ctf 12/01/25 .......................    7.000      AAA            25             23,812
  Government National Mortgage Assn.,
   30 Yr SF Pass thru Ctf 1/15/23 ........................    8.000      AAA            35             35,636
   30 Yr SF Pass thru Ctf 4/15/23 ........................    7.500      AAA            50             49,399
   30 Yr SF Pass thru Ctf 8/15/23 ........................    7.000      AAA            29             28,144
   30 Yr SF Pass thru Ctf 1/01/25 ........................    8.000      AAA            50             50,032
   30 Yr SF Pass thru Ctf 2/01/26 ........................    7.500      AAA            25             24,419
                                                                                                   ----------
                                                                                                      462,844
                                                                                                   ----------
                                                   TOTAL U.S. GOVERNMENT AND
                                                         AGENCIES SECURITIES
                                                           (Cost $1,903,390)        (27.12%)        1,829,428
                                                                                     -----         ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                             INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE    (000'S OMITTED)     VALUE
-------------------                                            ----    ---------------     -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.68%)
  Investment in a joint repurchase agreement transaction
   with SBC Capital Markets, Inc. - Dated 8/30/96, due
   9/03/96 (Secured by U. S. Treasury Bonds 7.25% through
   12.00%, due 8/15/13 through 8/15/22, and by U.S.
   Treasury Note, 5.25%, due 12/31/97) - Note A...........    5.260%       $ 383         $  383,000
                                                                                         ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current rate 4.75%.....................................                                    1,225
                                                                                         ----------
                                   TOTAL SHORT-TERM INVESTMENTS            (5.69%)          384,225
                                                                          ------         ----------
                                              TOTAL INVESTMENTS          (100.82%)       $6,801,200
                                                                          ======         ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

*  Non-income producing security.
** Credit ratings are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poors ratings are not available.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Growth Fund on August 31, 1996. Common stocks are further broken down by industry groups.

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----
COMMON STOCKS
Aerospace (3.71%)
  Boeing Co. (The) .................................           100      $  9,050
  United Technologies Corp. ........................           100        11,275
                                                                        --------
                                                                          20,325
                                                                        --------
Beverages (2.10%)
  PepsiCo, Inc. ....................................           400        11,500
                                                                        --------
Building (0.73%)
  Clayton Homes, Inc. ..............................           200         4,025
                                                                        --------
Chemicals (1.85%)
  Monsanto Co. .....................................           200         6,425
  Morton International, Inc. .......................           100         3,712
                                                                        --------
                                                                          10,137
                                                                        --------
Computers (11.08%)
  Bay Networks, Inc.* ..............................           100         2,750
  Compaq Computer Corp.* ...........................           100         5,662
  Dell Computer Corp.* .............................           100         6,712
  International Business Machines Corp. ............           100        11,437
  Komag, Inc.* .....................................           100         2,125
  Mentor Graphics Corp.* ...........................           200         2,738
  Novell, Inc.* ....................................           400         4,175
  Oracle Corp.* ....................................           300        10,575
  Parametric Technology Corp. * ....................           100         4,528
  Peoplesoft, Inc.* ................................           100         7,675
  Silicon Graphics, Inc.* ..........................           100         2,325
                                                                        --------
                                                                          60,702
                                                                        --------
Containers (0.85%)
  Crown Cork & Seal Co., Inc. ......................           100         4,675
                                                                        --------
Diversified Operations (1.54%)
  Lockheed Martin Corp. ............................           100         8,412
                                                                        --------
Electronics (10.16%)
  Analog Devices, Inc.* ............................           200         4,825
  General Electric Co. .............................           300        24,937
  Intel Corp. ......................................           200        15,962
  Maxim Intergrated Products, Inc.* ................           100         3,069
  Raychem Corp. ....................................           100         6,862
                                                                        --------
                                                                          55,655
                                                                        --------
Energy (0.27%)
  Wheelabrator Technologies, Inc. ..................           100         1,488
                                                                        --------
Finance (0.80%)
  American Express Co. .............................           100         4,375
                                                                        --------
Food (0.77%)
  ConAgra, Inc. ....................................           100         4,213
                                                                        --------
Household (1.76%)
  Rubbermaid, Inc. .................................           100         2,650
  Tupperware Corp. .................................           100         4,375
  WestPoint Stevens, Inc.* .........................           100         2,613
                                                                        --------
                                                                           9,638
                                                                        --------
Instruments - Scientific (1.64%)
  Millipore Corp. ..................................           100         3,825
  Perkin-Elmer Corp. ...............................           100         5,187
                                                                        --------
                                                                           9,012
                                                                        --------
Insurance (4.27%)
  CIGNA Corp. ......................................           100        11,612
  Equitable Cos., Inc. .............................           100         2,463
  Marsh & McLennan Cos., Inc. ......................           100         9,300
                                                                        --------
                                                                          23,375
                                                                        --------
Leisure (4.36%)
  Eastman Kodak Co. ................................           100         7,250
  HFS, Inc.* .......................................           100         5,987
  ITT Corp.* .......................................           200        10,650
                                                                        --------
                                                                          23,887
                                                                        --------
Machinery (0.80%)
  Dover Corp. ......................................           100         4,387
                                                                        --------
Medical (22.05%)
  Abbott Laboratories ..............................           200         9,025
  Amgen, Inc.* .....................................           100         5,825
  Becton, Dickinson & Co. ..........................           100         4,088
  Bristol-Myers Squibb Co. .........................           200        17,550
  Columbia/HCA Healthcare Corp. ....................           200        11,275
  Health Management Associates, Inc. (Class A)* ....           200         4,550
  HEALTHSOUTH Corp. * ..............................           200         6,475
  Johnson & Johnson ................................           400        19,700


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

                                                            NUMBER OF    MARKET
ISSUER, DESCRIPTION                                          SHARES      VALUE
-------------------                                          ------      -----
Medical (continued)
  Medtronic, Inc. ..................................           100      $  5,200
  Merck & Co., Inc. ................................           200        13,125
  Pfizer, Inc. .....................................           200        14,200
  Pharmacia & Upjohn, Inc. .........................           100         4,200
  Schering-Plough Corp. ............................           100         5,587
                                                                        --------
                                                                         120,800
                                                                        --------
Mortgage Banking (0.57%)
  Federal National Mortgage Assn ...................           100         3,100
                                                                        --------
Office (3.60%)
  Pitney Bowes, Inc. ...............................           100         4,825
  Staples, Inc.* ...................................           200         3,950
  Xerox Corp. ......................................           200        10,975
                                                                        --------
                                                                          19,750
                                                                        --------
Oil & Gas (3.69%)
  Anadarko Petroleum Corp. .........................           100         5,275
  Baker Hughes, Inc. ...............................           100         3,025
  Dresser Industries, Inc. .........................           100         2,900
  Phillips Petroleum Co. ...........................           100         4,050
  Rowan Cos., Inc.* ................................           100         1,538
  Unocal Corp. .....................................           100         3,425
                                                                        --------
                                                                          20,213
                                                                        --------
Retail (11.66%)
  Albertson's, Inc. ................................           100         4,238
  Cracker Barrel Old Country Store, Inc. ...........           100         2,338
  Darden Restaurants, Inc. .........................           100           800
  Federated Department Stores, Inc.* ...............           100         3,463
  Gap, Inc. ........................................           100         3,500
  Home Depot, Inc. .................................           200        10,625
  Lowe's Cos., Inc. ................................           100         3,613
  Nike, Inc. (Class B) .............................           100        10,800
  Outback Steakhouse, Inc.* ........................           100         2,825
  Price/Costco, Inc.* ..............................           100         1,988
  TJX Cos., Inc. ...................................           100         3,200
  Toys "R" Us, Inc.* ...............................           200         5,900
  Wal-Mart Stores, Inc. ............................           400        10,600
                                                                        --------
                                                                          63,890
                                                                        --------
Telecommunications (4.75%)
  A T & T Corp. ....................................           400        21,000
  Lucent Technologies, Inc. ........................           100         3,688
  Scientific-Atlanta, Inc. .........................           100         1,350
                                                                        --------
                                                                          26,038
                                                                        --------
Textile (1.14%)
  Fruit of the Loom, Inc. (Class A)* ...............           100         2,775
  Liz Claiborne, Inc. ..............................           100         3,475
                                                                        --------
                                                                           6,250
                                                                        --------
Tobacco (2.65%)
  Philip Morris Cos., Inc. .........................           100         8,975
  Universal Corp. ..................................           100         2,525
  UST, Inc. ........................................           100         3,000
                                                                        --------
                                                                          14,500
                                                                        --------
Transport (2.27%)
  CSX Corp. ........................................           100         5,062
  Northwest Airlines Corp. (Class A)* ..............           100         3,775
  USAir Group, Inc.* ...............................           200         3,575
                                                                        --------
                                                                          12,412
                                                                        --------
Utilities (1.46%)
  Consolidated Natural Gas Co. .....................           100         5,437
  Entergy Corp. ....................................           100         2,538
                                                                        --------
                                                                           7,975
                                                                        --------
                          TOTAL COMMON STOCKS
                              (Cost $521,423)   (100.53%)                550,734
                                                 ------                 --------
                            TOTAL INVESTMENTS   (100.53%)               $550,734
                                                 ======                 ========

* Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

         John Hancock Funds - Institutional Series Trust -- Independence
                           Medium Capitalization Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on August 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
COMMON STOCKS
Aerospace (1.28%)
  Boeing Co. (The) .........................               100        $    9,050
  United Technologies Corp. ................               400            45,100
                                                                      ----------
                                                                          54,150
                                                                      ----------
Automobile/Trucks (1.63%)
  Chrysler Corp. ...........................               700            20,388
  Dana Corp. ...............................             1,100            33,000
  Lear Corp.* ..............................               400            15,350
                                                                      ----------
                                                                          68,738
                                                                      ----------
Banks - United States (6.83%)
  Bank of Boston Corp. .....................               700            36,925
  Barnett Banks, Inc. ......................               600            39,375
  First Bank Systems, Inc. .................             1,000            64,250
  First Chicago NBD Corp. ..................               300            12,788
  First Tennesse National Corp. ............             1,500            51,188
  Fleet Financial Group, Inc. ..............               900            37,575
  Northern Trust Corp. .....................               700            45,938
                                                                      ----------
                                                                         288,039
                                                                      ----------
Broker Services (1.02%)
  Morgan Stanley Group, Inc. ...............               900            42,975
                                                                      ----------
Building (1.47%)
  Centex Corp. .............................               600            19,275
  Masco Corp. ..............................             1,100            32,038
  Ryland Group, Inc. .......................               800            10,800
                                                                      ----------
                                                                          62,113
                                                                      ----------
Chemicals (3.22%)
  Hercules, Inc. ...........................               500            24,875
  Morton International, Inc. ...............             1,500            55,688
  Praxair, Inc. ............................               700            28,788
  Sigma-Aldrich Corp. ......................               500            26,375
                                                                      ----------
                                                                         135,726
                                                                      ----------
Computers (3.51%)
  Adobe Systems, Inc. ......................               400            13,950
  Cabletron Systems, Inc.* .................               400            24,400
  Komag, Inc.* .............................               600            12,750
  Mentor Graphics Corp.* ...................             1,100            15,056
  Parametric Technology Corp. * ............               400            18,112
  Peoplesoft, Inc.* ........................               300            23,025
  Policy Management Systems Corp.* .........               300            10,575
  Silicon Graphics, Inc.* ..................             1,300            30,225
                                                                      ----------
                                                                         148,093
                                                                      ----------
Consumer Products Misc. (0.87%)
  American Greetings Corp. (Class A) .......               900            23,175
  Duracell International, Inc. .............               300            13,538
                                                                      ----------
                                                                          36,713
                                                                      ----------
Containers (1.11%)
  Crown Cork & Seal Co., Inc. ..............             1,000            46,750
                                                                      ----------
Diversified Operations (3.56%)
  ITT Industries Inc. ......................             1,000            22,875
  Lockheed Martin Corp. ....................               400            33,650
  Ogden Corp. ..............................             1,500            29,438
  Tenneco, Inc. ............................               600            29,850
  Textron, Inc. ............................               400            34,150
                                                                      ----------
                                                                         149,963
                                                                      ----------
Electronics (3.92%)
  Analog Devices, Inc.* ....................               950            22,919
  General Signal Corp. .....................               600            24,075
  Honeywell, Inc. ..........................               500            29,063
  Linear Technology Corp. ..................               700            23,800
  Maxim Intergrated Products, Inc.* ........               700            21,481
  Parker Hannifin Corp. ....................               300            11,700
  Raychem Corp. ............................               300            20,588
  Tektronix, Inc. ..........................               300            11,625
                                                                      ----------
                                                                         165,251
                                                                      ----------
Energy (0.35%)
  Wheelabrator Technologies, Inc. ..........             1,000            14,875
                                                                      ----------
Finance (2.55%)
  American Express Co. .....................               200             8,750
  Dean Witter Discover & Co. ...............             1,400            70,000
  MBNA Corp. ...............................               950            28,856
                                                                      ----------
                                                                         107,606
                                                                      ----------
Food (0.34%)
  Universal Foods Corp. ....................               500            14,313
                                                                      ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

         John Hancock Funds - Institutional Series Trust -- Independence
                           Medium Capitalization Fund

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
Instruments - Scientific (0.85%)
  Millipore Corp. ..........................               400        $   15,300
  Perkin-Elmer Corp. .......................               400            20,750
                                                                      ----------
                                                                          36,050
                                                                      ----------
Insurance (9.64%)
  CIGNA Corp. ..............................             1,100           127,738
  Equitable Cos., Inc. .....................             1,400            34,475
  ITT Hartford Group, Inc. .................             1,000            52,750
  Lincoln National Corp. ...................             1,200            53,100
  Marsh & McLennan Cos., Inc. ..............             1,000            93,000
  Providian Corp. ..........................             1,100            45,513
                                                                      ----------
                                                                         406,576
                                                                      ----------
Leisure (1.36%)
  Harley-Davidson, Inc. ....................               100             4,100
  Hilton Hotels Corp. ......................               200            21,375
  ITT Corp.* ...............................               600            31,950
                                                                      ----------
                                                                          57,425
                                                                      ----------
Machinery (2.15%)
  Cooper Industries, Inc. ..................               800            32,400
  Dover Corp. ..............................               900            39,488
  Duriron Co., Inc. ........................               700            18,900
                                                                      ----------
                                                                          90,788
                                                                      ----------
Media (0.87%)
  McGraw-Hill Cos., Inc. ...................               900            36,900
                                                                      ----------
Medical (5.04%)
  Alza Corp. * .............................               500            13,688
  Bausch & Lomb, Inc. ......................               400            13,250
  Becton Dickinson & Co. ...................             1,200            49,050
  HEALTHSOUTH Corp. * ......................               700            22,663
  Mallinckrodt Group, Inc. .................               900            36,450
  Medtronic, Inc. ..........................               600            31,200
  Mylan Laboratories, Inc. .................             1,100            18,013
  Pall Corp. ...............................               800            18,800
  Vencor, Inc.* ............................               300             9,413
                                                                      ----------
                                                                         212,527
                                                                      ----------
Metal (0.82%)
  Aluminum Co. Of America ..................               300            18,638
  Newmont Mining Corp. .....................               300            15,847
                                                                      ----------
                                                                          34,485
                                                                      ----------
Office (4.89%)
  Avery Dennison Corp. .....................               700            35,788
  Pitney Bowes, Inc. .......................             1,400            67,550
  Staples, Inc.* ...........................             1,050            20,738
  Xerox Corp. ..............................             1,500            82,313
                                                                      ----------
                                                                         206,389
                                                                      ----------
Oil & Gas (9.47%)
  Anadarko Petroleum Corp. .................               800            42,200
  Baker Hughes, Inc. .......................               900            27,225
  Halliburton Co. ..........................               500            26,313
  Kerr - McGee Corp. .......................               800            45,900
  PanEnergy Corp. ..........................             1,400            46,375
  Phillips Petroleum Co. ...................             1,500            60,750
  Texaco Inc. ..............................               600            53,250
  Unocal Corp. .............................             2,300            78,775
  USX - Marathon Group .....................               900            18,788
                                                                      ----------
                                                                         399,576
                                                                      ----------
Paper & Paper Products (0.71%)
  Westvaco Corp. ...........................             1,050            30,056
                                                                      ----------
Pollution Control (0.78%)
  Safety Kleen Corp. .......................             1,900            32,775
                                                                      ----------
Retail (8.90%)
  Albertson's, Inc. ........................               500            21,188
  Cracker Barrel Old Country Store, Inc. ...             1,000            23,375
  Dayton Hudson Corp. ......................               600            20,700
  Federated Department Stores, Inc. * ......             1,400            48,475
  Gap, Inc. (The) ..........................               700            24,500
  Home Depot, Inc. .........................               400            21,250
  Lowe's Cos., Inc. ........................               700            25,288
  Outback Steakhouse, Inc.* ................               800            22,600
  Price/Costco, Inc. .......................             1,700            33,788
  Ryan's Family Steak Houses, Inc.* ........             2,600            21,775
  Sysco Corp. ..............................               900            28,913
  TJX Cos., Inc. ...........................               800            25,600
  Toys "R" Us, Inc.* .......................             1,700            50,150
  Wal-Mart Stores, Inc. ....................               300             7,950
                                                                      ----------
                                                                         375,552
                                                                      ----------
Rubber - Tires & Misc (0.87%)
  Goodyear Tire & Rubber Co. (The) .........               800            36,500
                                                                      ----------
Soap & Cleaning Preparations (0.89%)
  Clorox Co. ...............................               400            37,450
                                                                      ----------
Steel (1.05%)
  British Steel PLC ADR (United Kingdom) ...               600            17,475
  Carpenter Technology Corp. ...............               800            27,000
                                                                      ----------
                                                                          44,475
                                                                      ----------
Telecommunications (1.61%)
  AT&T Corp. ...............................             1,100            57,750
  MCI Communications Corp. .................               400            10,050
                                                                      ----------
                                                                          67,800
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

         John Hancock Funds - Institutional Series Trust -- Independence
                           Medium Capitalization Fund

                                                       NUMBER OF        MARKET
ISSUER, DESCRIPTION                                     SHARES          VALUE
-------------------                                     ------          -----
Textile (1.55%)
  Fruit of the Loom, Inc. (Class A)* .......               800        $   22,200
  Liz Claiborne, Inc. ......................               600            20,850
  Warnaco Group, Inc. (Class A) ............               900            22,275
                                                                      ----------
                                                                          65,325
                                                                      ----------
Tobacco (1.73%)
  Universal Corp. ..........................             1,100            27,775
  UST, Inc. ................................             1,500            45,000
                                                                      ----------
                                                                          72,775
                                                                      ----------
Transport (4.29%)
  AMR Corp.* ...............................               600            49,200
  Conrail, Inc. ............................               500            34,063
  CSX Corp. ................................               800            40,500
  Northwest Airlines Corp.* ................               600            22,650
  Southwest Airlines Co. ...................               800            18,300
  Trinity Industries, Inc. .................               500            16,188
                                                                      ----------
                                                                         180,901
                                                                      ----------
Utilities (8.44%)
  Baltimore Gas & Electric Co. .............             1,700            44,200
  Central & South West Corp. ...............               900            23,738
  Consolidated Edison Co. of New York, Inc.                500            13,063
  Consolidated Natural Gas Co. .............             1,400            76,125
  Entergy Corp. ............................             3,100            78,663
  GTE Corp. ................................               200             7,875
  Houston Industries, Inc. .................               400             8,700
  Idaho Power Co. ..........................               600            19,725
  NICOR, Inc. ..............................               400            12,550
  Peco Energy Co. ..........................             1,300            30,550
  Texas Utilities Co. ......................             1,000            41,000
                                                                      ----------
                                                                         356,189
                                                                      ----------
                      TOTAL COMMON STOCKS
                        (Cost $3,915,181)               (97.57%)       4,115,819
                                                         -----        ----------

                                             INTEREST     PAR VALUE      MARKET
ISSUER, DESCRIPTION                            RATE    (000'S OMITTED)   VALUE
-------------------                            ----    ---------------   -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.33%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Capital Markets, Inc. - Dated 08-30-96,
   due 09-03-96 (secured by U.S.
   Treasury Bonds, 7.25% thru 12.00%
   due 08-15-13 thru 08-15-22 and
   by U.S. Treasury Note, 5.25%,
   due 12-31-97) - Note A...................    5.26%      $  98      $   98,000
                                                                      ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75%..............................                          564
                                                                      ----------
                     TOTAL SHORT-TERM INVESTMENTS       (2.34%)           98,564
                                                         ----         ----------
                                TOTAL INVESTMENTS      (99.91%)       $4,214,383
                                                        =====         ==========

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Value Fund on August 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF      MARKET
ISSUER, DESCRIPTION                                        SHARES        VALUE
-------------------                                        ------        -----
COMMON STOCKS
Aerospace (3.84%)
  Raytheon Co. .................................             200        $ 10,300
  United Technologies Corp. ....................             200          22,550
                                                                        --------
                                                                          32,850
                                                                        --------
Automobile/Trucks (8.03%)
  Chrysler Corp. ...............................             300           8,737
  Dana Corp. ...................................             200           6,000
  Eaton Corp. ..................................             100           5,537
  Ford Motor Co. ...............................             700          23,450
  General Motors Corp. .........................             500          24,875
                                                                        --------
                                                                          68,599
                                                                        --------
Banks - United States (14.51%)
  BankAmerica Corp. ............................             200          15,500
  Bank of Boston Corp. .........................             100           5,275
  Banc One Corp. ...............................             200           7,675
  Chase Manhattan Corp. (formerly Chemical
   Banking Corp.) ..............................             200          14,875
  First Bank System, Inc. ......................             100           6,425
  First Chicago NBD Corp. ......................             400          17,050
  First Union Corp. ............................             100           6,387
  Fleet Financial Group, Inc. ..................             400          16,700
  KeyCorp ......................................             200           8,025
  Morgan (J.P.) & Co., Inc. ....................             200          17,525
  NationsBank Corp. ............................             100           8,512
                                                                        --------
                                                                         123,949
                                                                        --------
Broker Services (0.56%)
  Morgan Stanley Group, Inc. ...................             100           4,775
                                                                        --------
Building (1.06%)
  Centex Corp. .................................             100           3,213
  Masco Corp. ..................................             200           5,825
                                                                        --------
                                                                           9,038
                                                                        --------
Chemicals (1.59%)
  Hercules, Inc. ...............................             100           4,975
  Morton International, Inc. ...................             100           3,713
  PPG Industries, Inc. .........................             100           4,937
                                                                        --------
                                                                          13,625
                                                                        --------
Computers (3.36%)
  International Business Machines Corp. ........             200          22,875
  Komag, Inc.* .................................             100           2,125
  Mentor Graphics Corp.* .......................             100           1,369
  Silicon Graphics, Inc.* ......................             100           2,325
                                                                        --------
                                                                          28,694
                                                                        --------
Diversified Operations (4.28%)
  Lockheed Martin Corp. ........................             200          16,825
  Ogden Corp. ..................................             500           9,812
  Tenneco, Inc. ................................             200           9,950
                                                                        --------
                                                                          36,587
                                                                        --------
Electronics (0.78%)
  Analog Devices, Inc.* ........................             150           3,619
  Maxim Intergrated Products, Inc.* ............             100           3,069
                                                                        --------
                                                                           6,688
                                                                        --------
Energy (0.17%)
  Wheelabrator Technologies, Inc. ..............             100           1,488
                                                                        --------
Finance (1.98%)
  Ahmanson (H.F.) & Co. ........................             100           2,525
  American Express Co. .........................             100           4,375
  Dean Witter Discover & Co. ...................             200          10,000
                                                                        --------
                                                                          16,900
                                                                        --------
Instruments - Scientific (1.06%)
  Millipore Corp. ..............................             100           3,825
  Perkin-Elmer Corp. ...........................             100           5,187
                                                                        --------
                                                                           9,012
                                                                        --------
Insurance (6.89%)
  Allstate Corp. ...............................             100           4,463
  CIGNA Corp. ..................................             200          23,225
  Equitable Cos., Inc. .........................             100           2,463
  ITT Hartford Group, Inc. .....................             200          10,550


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                                          NUMBER OF      MARKET
ISSUER, DESCRIPTION                                        SHARES        VALUE
-------------------                                        ------        -----
Insurance (continued)
  Lincoln National Corp. .......................             200        $  8,850
  Marsh & McLennan Cos., Inc. ..................             100           9,300
                                                                        --------
                                                                          58,851
                                                                        --------
Leisure (1.47%)
  Eastman Kodak Co. ............................             100           7,250
  ITT Corp.* ...................................             100           5,325
                                                                        --------
                                                                          12,575
                                                                        --------
Medical (3.02%)
  Bristol-Myers Squibb Co. .....................             200          17,550
  Mallinckrodt Group, Inc. .....................             100           4,050
  Pharmacia & Upjohn, Inc. .....................             100           4,200
                                                                        --------
                                                                          25,800
                                                                        --------
Metal (0.30%)
  Asarco, Inc. .................................             100           2,588
                                                                        --------
Office (3.73%)
  Avery Dennison Corp. .........................             100           5,112
  Pitney Bowes, Inc. ...........................             100           4,825
  Xerox Corp. ..................................             400          21,950
                                                                        --------
                                                                          31,887
                                                                        --------
Oil & Gas (12.36%)
  Anadarko Petroleum Corp. .....................             100           5,275
  Atlantic Richfield Co. .......................             100          11,675
  Chevron Corp. ................................             200          11,775
  Kerr - McGee Corp. ...........................             100           5,737
  Mobil Corp. ..................................             100          11,275
  PanEnergy Corp. (formerly Panhandle
   Eastern Corp.) ..............................             100           3,313
  Phillips Petroleum Co. .......................             400          16,200
  Texaco Inc. ..................................             300          26,625
  Unocal Corp. .................................             400          13,700
                                                                        --------
                                                                         105,575
                                                                        --------
Retail (3.99%)
  Albertson's, Inc. ............................             200           8,475
  Federated Department Stores, Inc.* ...........             200           6,925
  Lowe's Cos., Inc. ............................             100           3,613
  Price/Costco, Inc.* ..........................             200           3,975
  Ryan's Family Steak Houses, Inc.* ............             300           2,513
  Toys "R" Us, Inc.* ...........................             200           5,900
  Wal-Mart Stores, Inc. ........................             100           2,650
                                                                        --------
                                                                          34,051
                                                                        --------
Rubber - Tires & Misc (0.53%)
  Goodyear Tire & Rubber Co. (The) .............             100           4,563
                                                                        --------
Steel (1.42%)
  British Steel PLC, American Depositary
   Receipts (ADR) (United Kingdom) .............             300           8,737
  Carpenter Technology Corp. ...................             100           3,375
                                                                        --------
                                                                          12,112
                                                                        --------
Telecommunications (3.82%)
  AT&T Corp. ...................................             400          21,000
  MCI Communications Corp. .....................             300           7,537
  Sprint Corp. .................................             100           4,063
                                                                        --------
                                                                          32,600
                                                                        --------
Textile (1.02%)
  Fruit of the Loom, Inc. (Class A)* ...........             100           2,775
  Liz Claiborne, Inc. ..........................             100           3,475
  Warnaco Group, Inc. (Class A) ................             100           2,475
                                                                        --------
                                                                           8,725
                                                                        --------
Tobacco (1.40%)
  Philip Morris Cos., Inc. .....................             100           8,975
  UST, Inc. ....................................             100           3,000
                                                                        --------
                                                                          11,975
                                                                        --------
Transport (1.56%)
  CSX Corp. ....................................             200          10,125
  Trinity Industries, Inc. .....................             100           3,238
                                                                        --------
                                                                          13,363
                                                                        --------
Utilities (17.09%)
  Baltimore Gas & Electric Co. .................             500          13,000
  Bell Atlantic Corp. ..........................             100           5,625
  BellSouth Corp. ..............................             200           7,250
  British Telecommunications PLC (ADR)
   (United Kingdom) ............................             100           5,862
  Central & South West Corp. ...................             200           5,275
  Consolidated Natural Gas Co. .................             200          10,875
  Entergy Corp. ................................             600          15,225
GTE Corp. ......................................             500          19,687
Houston Industries, Inc. .......................             600          13,050
NICOR, Inc. ....................................             200           6,275
NYNEX Corp. ....................................             300          12,937
Peco Energy Co. ................................             500          11,750
SBC Communications, Inc. .......................             100           4,662
Southern Co. ...................................             100           2,263
Texas Utilities Co. ............................             300          12,300
                                                                        --------
                                                                         146,036
                                                                        --------
                        TOTAL COMMON STOCKS
                            (Cost $811,870)        (99.82%)              852,906
                                                    -----               --------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                        INTEREST       PAR VALUE        MARKET
ISSUER, DESCRIPTION                       RATE      (000'S OMITTED)     VALUE
-------------------                       ----      ---------------     -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.35%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Capital Markets, Inc. - Dated
   08-30-96, due 09-03-96 (secured
   by U.S. Treasury Bonds, 7.25%
   thru 12.00% due 08-15-13 thru
   08-15-22 and by U.S. Treasury
   Note, 5.25%, due 12-31-97) -
   Note A ............................    5.26%          $  3          $  3,000
Corporate Savings Account (0.07%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75% ................                                      616
                                                                       --------
                TOTAL SHORT-TERM INVESTMENTS   (0.42%)                    3,616
                                              ------                   --------
                           TOTAL INVESTMENTS (100.24%)                 $856,522
                                              ======                   ========

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

         John Hancock Funds - Institutional Series Trust -- Independence
                        Diversified Core Equity Fund II

Schedule of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on August 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                      NUMBER OF         MARKET
ISSUER, DESCRIPTION                                    SHARES           VALUE
-------------------                                    ------           -----
COMMON STOCKS
Aerospace (4.76%)
  Boeing Co. ...............................            22,700       $ 2,054,350
  Lockheed Martin Corp. ....................            40,500         3,407,062
  Raytheon Co. .............................            35,000         1,802,500
  United Technologies Corp. ................            34,200         3,856,050
                                                                     -----------
                                                                      11,119,962
                                                                     -----------
Automobile/Trucks (3.54%)
  Chrysler Corp. ...........................            73,000         2,126,125
  Dana Corp. ...............................            26,500           795,000
  Ford Motor Co. ...........................            83,600         2,800,600
  General Motors Corp. .....................            51,300         2,552,175
                                                                     -----------
                                                                       8,273,900
                                                                     -----------
Banks - United States (7.04%)
  Banc One Corp. ...........................            21,600           828,900
  BankAmerica Corp. ........................            27,800         2,154,500
  Barnett Banks, Inc. ......................             8,700           570,938
  Chase Manhattan Corp. ....................            34,800         2,588,250
  First Bank Systems, Inc. .................            17,200         1,105,100
  Fleet Financial Group, Inc. ..............            69,500         2,901,625
  Morgan (J.P.) & Co., Inc. ................            49,600         4,346,200
  NationsBank Corp. ........................            23,100         1,966,387
                                                                     -----------
                                                                      16,461,900
                                                                     -----------
Beverages (1.91%)
  Anheuser-Busch Cos., Inc. ................            18,400         1,393,800
  PepsiCo, Inc. ............................           107,000         3,076,250
                                                                     -----------
                                                                       4,470,050
                                                                     -----------
Broker Services (0.54%)
  Morgan Stanley Group, Inc. ...............            26,200         1,251,050
                                                                     -----------
Chemicals (3.51%)
  Hercules, Inc. ...........................            32,300         1,606,925
  Monsanto Co. .............................            72,600         2,332,275
  Morton International, Inc. ...............            75,900         2,817,787
  PPG Industries, Inc. .....................            29,400         1,451,625
                                                                     -----------
                                                                       8,208,612
                                                                     -----------
Computers (2.40%)
  Bay Networks, Inc.* ......................            27,500           756,250
  Compaq Computer Corp.* ...................            34,900         1,976,212
  International Business Machines Corp. ....            20,100         2,298,937
  Komag, Inc.* .............................            14,500           308,125
  Mentor Graphics Corp.* ...................            20,000           273,750
                                                                     -----------
                                                                       5,613,274
                                                                     -----------
Diversified Operations (2.90%)
  Minnesota Mining & Manufacturing Co. .....            35,000         2,406,250
  Tenneco, Inc. ............................            48,600         2,417,850
  Textron, Inc. ............................            14,300         1,220,863
  Whitman Corp. ............................            32,800           733,900
                                                                     -----------
                                                                       6,778,863
                                                                     -----------
Electrical Equipment (2.83%)
  General Electric Co. .....................            79,700         6,625,062
                                                                     -----------
Electronics (3.10%)
  Analog Devices, Inc.* ....................            35,900           866,087
  Intel Corp. ..............................            48,700         3,886,869
  Maxim Integrated Products, Inc.* .........            33,400         1,024,963
  Raychem Corp. ............................            11,000           754,875
  Tektronix, Inc. ..........................            18,500           716,875
                                                                     -----------
                                                                       7,249,669
                                                                     -----------
Finance (1.75%)
  American Express Co. .....................            48,600         2,126,250
  Dean Witter Discover & Co. ...............            39,200         1,960,000
                                                                     -----------
                                                                       4,086,250
                                                                     -----------
Food (2.22%)
  ConAgra, Inc. ............................            40,300         1,697,637
  CPC International, Inc. ..................            15,600         1,074,450
  Sara Lee Corp. ...........................            36,800         1,159,200
  Unilever N.V., American Depositary
   Receipts, (ADR) (Netherlands) ...........             8,700         1,248,450
                                                                     -----------
                                                                       5,179,737
                                                                     -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

         John Hancock Funds - Institutional Series Trust -- Independence
                        Diversified Core Equity Fund II

                                                      NUMBER OF         MARKET
ISSUER, DESCRIPTION                                    SHARES           VALUE
-------------------                                    ------           -----
Instruments - Scientific (0.45%)
  Millipore Corp. ........................             27,800       $  1,063,350
                                                                    ------------
Insurance (4.08%)
  CIGNA Corp. ............................             44,500          5,167,562
  ITT Hartford Group, Inc. ...............             38,800          2,046,700
  Marsh & McLennan Cos., Inc. ............             24,900          2,315,700
                                                                    ------------
                                                                       9,529,962
                                                                    ------------
Leisure (1.49%)
  Eastman Kodak Co. ......................             47,900          3,472,750
                                                                    ------------
Machinery (0.36%)
  Dover Corp. ............................             19,400            851,175
                                                                    ------------
Media (0.70%)
  McGraw-Hill Cos., Inc. .................             40,000          1,640,000
                                                                    ------------
Medical (12.06%)
  Abbott Laboratories ....................            120,500          5,437,562
  Amgen, Inc.* ...........................             19,400          1,130,050
  Bristol-Myers Squibb Co. ...............             83,900          7,362,225
  Columbia/HCA Healthcare Corp. ..........             25,900          1,460,113
  Johnson & Johnson ......................             86,800          4,274,900
  Medtronic, Inc. ........................             50,500          2,626,000
  Merck & Co., Inc. ......................             51,700          3,392,812
  Pfizer, Inc. ...........................             21,500          1,526,500
  Schering-Plough Corp. ..................             17,700            988,988
                                                                    ------------
                                                                      28,199,150
                                                                    ------------
Metal (0.81%)
  Aluminum Co. Of America ................             30,600          1,901,025
                                                                    ------------
Mortgage Banking (0.84%)
  Federal National Mortgage Assn .........             63,600          1,971,600
                                                                    ------------
Office (5.97%)
  Avery Dennison Corp. ...................             15,700            802,663
  Pitney Bowes, Inc. .....................             64,200          3,097,650
  Staples, Inc.* .........................             40,050            790,988
  Xerox Corp. ............................            168,900          9,268,387
                                                                    ------------
                                                                      13,959,688
                                                                    ------------
Oil & Gas (10.04%)
  Amoco Corp. ............................             17,000          1,173,000
  Anadarko Petroleum Corp. ...............             35,500          1,872,625
  Atlantic Richfield Co. .................              8,100            945,675
  British Petroleum Co. PLC ADR
   (United Kingdom) ......................              5,200            612,300
  Chevron Corp. ..........................             15,600            918,450
  Halliburton Co. ........................              8,900            468,363
  Imperial Oil Ltd. (Canada) .............             24,500          1,053,500
  Kerr - McGee Corp. .....................             37,800          2,168,775
  Mobil Corp. ............................              8,300            935,825
  PanEnergy Corp. ........................             27,200            901,000
  Phillips Petroleum Co. .................            125,800          5,094,900
  Texaco Inc. ............................             49,100          4,357,625
  Unocal Corp. ...........................             86,800          2,972,900
                                                                    ------------
                                                                      23,474,938
                                                                    ------------
Paper & Paper Products (0.37%)
  Kimberly-Clark Corp. ...................             11,100            869,963
                                                                    ------------
Retail (8.11%)
  Albertson's, Inc. ......................            100,600          4,262,925
  Darden Restaurants, Inc. ...............             48,000            384,000
  Federated Department Stores, Inc. * ....             25,700            889,863
  Home Depot, Inc. .......................             64,100          3,405,312
  Lowe's Cos., Inc. ......................             39,300          1,419,713
  Price/Costco, Inc.* ....................             86,600          1,721,175
  Safeway, Inc.* .........................              6,400            232,000
  Toys "R" Us, Inc.* .....................             93,900          2,770,050
  Wal-Mart Stores, Inc. ..................            146,000          3,869,000
                                                                    ------------
                                                                      18,954,038
                                                                    ------------
Rubber - Tires & Misc. (0.46%)
  Goodyear Tire & Rubber Co. (The) .......             23,800          1,085,875
                                                                    ------------
Shoes & Related Apparel (0.45%)
  Nike, Inc. (Class B) ...................              9,800          1,058,400
                                                                    ------------
Soap & Cleaning Preparations (0.51%)
  Colgate-Palmolive Co. ..................             14,700          1,194,375
                                                                    ------------
Steel (0.43%)
  British Steel PLC (ADR)
   (United Kingdom) ......................             34,900          1,016,463
                                                                    ------------
Telecommunications (5.43%)
  AT&T Corp. .............................            189,100          9,927,750
  MCI Communications Corp. ...............             95,500          2,399,437
  Sprint Corp. ...........................              9,000            365,625
                                                                    ------------
                                                                      12,692,812
                                                                    ------------
Tobacco (2.29%)
  Philip Morris Cos., Inc. ...............             46,300          4,155,425
  UST, Inc. ..............................             39,900          1,197,000
                                                                    ------------
                                                                       5,352,425
                                                                    ------------
Transport (1.33%)
  CSX Corp. ..............................             61,600          3,118,500
                                                                    ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

         John Hancock Funds - Institutional Series Trust -- Independence
                        Diversified Core Equity Fund II

                                                      NUMBER OF        MARKET
ISSUER, DESCRIPTION                                    SHARES          VALUE
-------------------                                    ------          -----
Utilities (6.26%)
  Consolidated Natural Gas Co. ...........             48,300          2,626,313
  Entergy Corp. ..........................            110,400          2,801,400
  GTE Corp. ..............................            141,600          5,575,500
  Peco Energy Co. ........................             11,800            277,300
  Texas Utilities Co. ....................             47,000          1,927,000
  Unicom Corp. ...........................             61,900          1,423,700
                                                                    ------------
                                                                      14,631,213
                                                                    ------------
                       TOTAL COMMON STOCKS
                       (Cost $210,217,123)             (98.94%)      231,356,031
                                                        -----       ------------


                                           INTEREST     PAR VALUE      MARKET
ISSUER, DESCRIPTION                          RATE    (000'S OMITTED)   VALUE
-------------------                          ----    ---------------   -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.21%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets, Inc.
   Dated 08-30-96, due 09-03-96
   (secured by U.S. Treasury Bonds,
   7.25% thru 12.00% due 08-15-13
   thru 08-15-22 and by U.S.
   Treasury Note, 5.25%, due 12-31-97) -
   Note A.................................   5.26%        $  493    $    493,000
                                                                    ------------
Corporate Savings Account (0.65%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75%.....................                             1,522,161
                                                                    ------------
                   TOTAL SHORT-TERM INVESTMENTS         (0.86%)        2,015,161
                                                         ----       ------------
                              TOTAL INVESTMENTS        (99.80%)     $233,371,192
                                                        =====       ============

* Non-income producing security
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Growth Fund ("Independence Growth Fund"), John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund"), John Hancock Independence Value Fund ("Independence Value Fund") and John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II"), (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Small Capitalization Equity Fund, John Hancock Multi-Sector Growth Fund, John Hancock Active Bond Fund, John Hancock Dividend Performers Fund, John Hancock Fundamental Value Fund, John Hancock Global Bond Fund and John Hancock International Equity Fund. Prior to September 12, 1995, John Hancock Multi-Sector Growth Fund was known as John Hancock Berkeley Sector Opportunity Fund, John Hancock Active Bond Fund was known as John Hancock Berkeley Bond Fund, John Hancock Dividend Performers Fund was known as John Hancock Berkeley Dividend Performers Fund, John Hancock Fundamental Value Fund was known as John Hancock Berkeley Fundamental Value Fund, John Hancock Global Bond Fund was known as John Hancock Berkeley Global Bond Fund and John Hancock International Equity Fund was known as John Hancock Berkeley Overseas Growth Fund. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Growth Fund, Independence Medium Capitalization Fund and Independence Value Fund is to seek above-average total return. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

     Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policies are to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required. Additionally, net capital losses of $4,647 attributable to security transactions occuring after October 31, 1995 from Independence Medium Capitalization Fund are treated as arising on the first day (March 1, 1996) of the Fund's current taxable year.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

DEFERRED ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

     In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues, and expenses of the Funds.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

        FUND                       RATE
        ----                       ----

Independence           .70% of average daily net assets up to $500 million
 Balanced Fund         .65% of such assets in excess of $500 million

Independence           .80% of average daily net assets up to $500 million
 Growth Fund           .75% of such assets in excess of $500 million

Independence Medium    .80% of average daily net assets up to $500 million
 Capitalization Fund   .75% of such assets in excess of $500 million

Independence           .80% of average daily net assets up to $500 million
 Value Fund            .75% of such assets in excess of $500 million

Independence           .50% of average daily net assets
 Diversified Core
 Equity Fund II

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

     The Adviser is responsible for managing the Funds' investment business affairs and overseeing the investment activities of the sub-adviser. The adviser has a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Funds with investment services and advice with respect to investment transactions. The Adviser pays the Sub-Adviser a portion of its advisory fee quarterly from each Fund as follows:

Independence           60% of the advisory fee payable on the Fund's
 Balanced Fund         average daily net assets

Independence           55% of the advisory fee payable on the Fund's
 Growth Fund           average daily net assets

Independence           55% of the advisory fee payable on the Fund's
 Medium                average daily net assets
 Capitalization Fund

Independence           55% of the advisory fee payable on the Fund's
 Value Fund            average daily net assets

Independence           80% of the advisory fee payable on the Fund's
 Diversified           average daily net assets
 Core Equity Fund II

     Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice on Independence Balanced Fund, Independence Growth Fund, Independence Medium Capitalization Fund and Independence Value Fund.

     In the event normal operating expenses of the Funds, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Funds are registered to sell shares of beneficial interest, the fees payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net assets, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net assets.

     The Adviser has agreed to limit Funds' expenses further to the extent required to prevent expenses from exceeding: 0.90% of Independence Balanced Fund's average daily net assets, 0.95% of Independence Growth Fund's average daily net assets, 1.00% of Independence Medium Capitalization Fund's average daily net assets, 0.95% of Independence Value Fund's average daily net assets and 0.70% of Independence Diversified Core Equity Fund II's average daily net assets. Accordingly, for the period ended August 31, 1996, the reduction in the Funds' expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $30,179 for Independence Balanced Fund, $27,255 for Independence Growth Fund, $31,243 for Independence Medium Capitalization and $27,916 for Independence Value Fund. The Adviser reserves the right to terminate this limitation in the future.

     The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended August 31, 1996, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

     The Funds have a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Funds pay Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus out-of-pocket expenses incurred by Investor Services on behalf of the Funds for proxy mailings.

     On March 26, 1996, the Board of Trustees approved retroactively to January 1, 1996, an agreement, with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each Fund.

     Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, Mr. Richard S. Scipione and Thomas W.L. Cameron are directors and officers of the Adviser, and/or its affiliates as well as Trustees of the Funds.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

The compensation of unaffiliated Trustees is borne by the Funds. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1996, the Independence Diversified Core Equity Fund II's investments to cover the deferred compensation liability had unrealized appreciation of $9. The investment had no impact on any other Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the period ended August 31, 1996 were as follows:

                                         PURCHASES           PROCEEDS
                                         ---------           --------
Independence Balanced Fund
  U.S. Government Securities ......    $  2,936,670        $  3,510,695
  Other Investments ...............       3,286,083           1,315,725
Independence Growth Fund ..........         448,395             439,178
Independence Medium
  Capitalization Fund .............       2,267,776           1,993,178
Independence Value Fund ...........         444,770             272,231
Independence Diversified Core
  Equity Fund II ..................     125,204,425          83,929,397

     At August 31, 1996, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                        NET UNREALIZED
                     AGGREGATE   GROSS UNREALIZED   GROSS UNREALIZED    APPRECIATION/
                       COST        APPRECIATION       DEPRECIATION      DEPRECIATION
                       ----        ------------       ------------      ------------
Independence
  Balanced
  Fund .........   $  6,696,395    $    238,628       $   (135,048)    $    103,580
Independence
  Growth
  Fund .........        521,423          41,282            (11,971)          29,311
Independence
  Medium
  Capitalization
  Fund .........      4,013,180         325,247           (124,609)         200,638
Independence
  Value Fund ...        814,870          61,628            (20,592)          41,036
Independence
  Diversified
  Core Equity
  Fund II ......    210,710,125      25,109,526         (3,970,618)      21,138,908

================================================================================
                             ADDITIONAL INFORMATION

                 John Hancock Funds - Institutional Series Trust

SHAREHOLDER MEETINGS

On June 26, 1996, a special meeting of John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Value Fund, John Hancock Independence Growth Fund, John Hancock Independence Medium Capitalization Fund, John Hancock Independence Balanced Fund (collectively, the "Funds") was held.

     The following trustees were elected with the votes tabulated on a trust-wide basis as indicated:

NAME OF TRUSTEE                           FOR               WITHHELD
---------------                           ---               --------
Edward J. Boudreau, Jr ...........     12,455,495               0
Thomas W.L. Cameron ..............     12,455,495               0
James F. Carlin ..................     12,455,495               0
William H. Cunningham ............     12,455,495               0
Charles F. Fretz .................     12,455,495               0
Harold R. Hiser, Jr ..............     12,455,495               0
Anne C. Hodsdon ..................     12,455,495               0
Charles L. Ladner ................     12,455,495               0
Leo E. Linbeck, Jr ...............     12,455,495               0
Patricia P. McCarter .............     12,455,495               0
Steven R. Pruchansky .............     12,455,495               0
Richard S. Scipione ..............     12,455,495               0
Norman H. Smith ..................     12,455,495               0
John P. Toolan ...................     12,455,495               0

================================================================================

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box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

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A Global Investment Management Firm                                    PAID
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--------------------------------------------------------------------------------

     This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."
                                                                      KI0SA 8/96
                                                                           10/96